This is filed pursuant to Rule 497(c).

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.
File Nos. 33-49530 and 811-06730.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, INC.
File Nos. 2-10768 and 811-00204.

THE ALLIANCEBERNSTEIN PORTFOLIOS
File Nos. 33-12988 and 811-05088.

ALLIANCEBERNSTEIN CAP FUND, INC.
File Nos. 2-29901 and 811-01716.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.
File Nos. 33-76598 and 811-08426.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, INC.
File Nos. 2-70427 and 811-03131.

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.
File Nos. 333-26229 and 811-08201.

[LOGO]

                       THE ALLIANCEBERNSTEIN GROWTH FUNDS

Domestic Growth Funds
(Shares Offered-Exchange Ticker Symbol)
     AllianceBernstein Growth Fund
        Class A-AGRFX; Class B-AGBBX; Class C-AGRCX; Class
           R-AGFRX; Class K-AGFKX; Class I-AGFIX; Advisor
           Class-AGRYX)

     AllianceBernstein Large Cap Growth Fund
        (Class A-APGAX; Class B-APGBX; Class C-APGCX; Class
           R-ABPRX; Class K-ALCKX; Class I-ALLIX; Advisor
           Class-APGYX)

     AllianceBernstein Small/Mid Cap Growth Fund
        (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX; Class
           R-CHCRX; Class K-CHCKX; Class I-CHCIX; Advisor
           Class-CHCYX)

     AllianceBernstein Small Cap Growth Portfolio
        (Class A-QUASX; Class B-QUABX; Class C-QUACX; Class
           R-QUARX; Class K-QUAKX; Class I-QUAIX; Advisor
           Class-QUAYX)

      AllianceBernstein U.S. Strategic Research Portfolio
        (Class A-AURAX; Class C-AURCX; Class R-AURRX;
           Class K-AURKX; Class I-AURIX; Advisor
           Class-AURYX)

Global Growth Funds
(Shares Offered-Exchange Ticker Symbol)
     AllianceBernstein Global Thematic Growth Fund
        (Class A-ALTFX; Class B-ATEBX; Class C-ATECX; Class
           R-ATERX; Class K-ATEKX; Class I-AGTIX; Advisor
           Class-ATEYX)

     AllianceBernstein International Growth Fund
        (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX; Class
           R-AWPRX; Class K-AWPKX; Class I-AWPIX; Advisor
           Class-AWPYX)

     AllianceBernstein International Discovery Equity
     Portfolio
        (Class A-ADEAX; Class C-AIDCX; Class R-ADERX;
           Class K-ADEKX; Class I-ADEIX; Advisor
           Class-ADEYX)

     AllianceBernstein Greater China '97 Fund
        (Class A-GCHAX; Class B-GCHBX; Class C-GCHCX; Advisor
           Class-GCHYX)
                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature Toll Free (800) 227-4618

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                      STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2011

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            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 1, 2011 that offers Class A, Class B, Class C and Advisor Class shares for the AllianceBernstein(R) Growth Fund ("Growth Fund") of The AllianceBernstein Portfolios, the AllianceBernstein Large Cap Growth Fund ("Large Cap Growth"), the AllianceBernstein Small/Mid Cap Growth Fund ("Small/Mid Cap Growth"), the AllianceBernstein Small Cap Growth Portfolio ("Small Cap Growth") of AllianceBernstein Cap Fund, the AllianceBernstein Global Thematic Growth Fund ("Global Thematic Growth"), the AllianceBernstein International Growth Fund ("International Growth"), and the AllianceBernstein Greater China '97 Fund ("Greater China") and offers Class A, Class C and Advisor Class shares for the AllianceBernstein U.S. Strategic Research Portfolio ("U.S. Strategic Research") and the AllianceBernstein International Discovery Equity Portfolio ("International Discovery Equity") of AllianceBernstein Cap Fund and the current prospectus dated November 1, 2011 that offers Class A, Class R, Class K and Class I shares of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth and International Discovery Equity (each a "Prospectus" and together, the "Prospectuses"). Each of the funds listed above is hereinafter referred to as the Fund, and collectively the Funds. Financial statements for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China for the year ended July 31, 2011 and financial statements for U.S. Strategic Research, International Growth and International Discovery Equity for the year ended June 30, 2011, are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS

                                                                            Page
INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS..............................1

INVESTMENT RESTRICTIONS.......................................................29

MANAGEMENT OF THE FUNDS.......................................................30

EXPENSES OF THE FUNDS.........................................................79

PURCHASE OF SHARES............................................................96

REDEMPTION AND REPURCHASE OF SHARES..........................................121

SHAREHOLDER SERVICES.........................................................124

NET ASSET VALUE..............................................................127

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................130

FUND TRANSACTIONS............................................................137

GENERAL INFORMATION..........................................................144

FINANCIAL STATEMENTS AND REPORT  OF INDEPENDENT
     REGISTERED PUBLIC ACCOUNTING FIRM.......................................175

APPENDIX A:  ADDITIONAL INFORMATION CONCERNING CHINA,
     HONG KONG AND TAIWAN....................................................A-1

APPENDIX B:  STATEMENT OF POLICIES AND  PROCEDURES FOR
     PROXY VOTING............................................................B-1

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AllianceBernstein(R) and the AB logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

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Introduction to the Funds
-------------------------

            Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. Greater China's investment objective is fundamental and may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectuses.

Asset-Backed Securities
-----------------------

            A Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

            A Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives : options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Fund's ability to use such instruments as a part of its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Use of Options, Futures, Forwards and Swaps by a Fund
-----------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Fund's adviser (the "Adviser"), anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.


            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

            A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
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            A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act and any applicable rules, exemptive orders or regulatory guidance.

Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight of the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            The Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

            The Fund will invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            The Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.



Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into repurchase agreements pertaining to U.S. government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations
------------------

            A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Certain Risk Considerations
---------------------------

            Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by a Fund result in the leveraging of a Fund's shares of common stock. The proceeds of any borrowings will be invested in accordance with a Fund's investment objectives and policies. A Fund may create leverage through the use of derivatives. A Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowing or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that interest expense paid on borrowing or the carrying costs of leveraged transactions approach the return on the leveraged portion of a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense paid on borrowing or carrying costs of leveraged transactions were to exceed such return, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense paid on borrowing or carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV of the Fund's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.



            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect the Fund's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".

            Although the Funds value their assets in terms of U.S. Dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

           Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indices may not be traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.

            If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

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                            INVESTMENT RESTRICTIONS

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Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may purchase or sell commodities to the extent permitted by applicable law with the exception that Global Thematic Growth, International Growth and Greater China may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

            (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, which can be changed without shareholder approval, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

o     Cash or cash items;

o     Government securities;

o     Securities of other investment companies; and

o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and are subject to change without shareholder approval.

            A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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                            MANAGEMENT OF THE FUNDS

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Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectuses). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately $402 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            As of September 30, 2011, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


                        AXA and its subsidiaries                       60.9%
                        AllianceBernstein Holding L.P.                 37.5
                        Unaffiliated holders                            1.6
                                                             -------------------
                                                                     100.0%
                                                             ===================

            AXA, is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2011, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.1% economic interest in the Adviser as of September 30, 2011.

            AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings; property and casualty insurance; international insurance (including reinsurance); asset management; and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial.

Advisory Agreements and Expenses
--------------------------------

            Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.

            Under the Advisory Agreements for Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth, International Discovery Equity and Greater China, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

            The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by a Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

             The Funds, other than the Growth Fund, as noted below, have, under their Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by each Fund's Board. During the fiscal year ended July 31, 2011 for the Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for International Growth the amounts paid to the Adviser amounted to a total of $61,498, $74,995, $68,378, $70,297, $82,257, and $67,576, respectively, for these services. The Adviser agreed to voluntarily waive such fees in the amounts of $75,500 and $47,500 for U.S. Strategic Research and International Discovery Equity, respectively, for the period ended June 30, 2011.

            Growth Fund is a series of The AllianceBernstein Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

            The Advisory Agreements continue in effect provided that their continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of a Fund or by the Fund's Board including, in either case, by a vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. Information about the most recent continuance of the Advisory Agreement for each Fund is set forth below.

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser.

            The Advisory Agreements are terminable without penalty by a vote of a majority of the Funds' outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.



GROWTH FUND

            For services rendered by the Adviser pursuant to the Advisory Agreement, the Fund paid the Adviser a fee, effective September 7, 2004, of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the Adviser received under the Advisory Agreement the amount of $4,865,616, $4,868,811 and $4,764,288, respectively, in management fees from the Fund.



            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, at its meetings held on May 3-5, 2011.

LARGE CAP GROWTH

            Effective September 7, 2004, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years of the Fund ended July 31, 2011, July 31, 2010 and July 31, 2009, the Adviser received from the Fund advisory fees of $11,932,954 (net of $1,587,191, which was waived by the Adviser pursuant to the expense limitation agreement), $12,802,926 (net of $1,240,824 which was waived by the Adviser pursuant to the expense limitation agreement) and $11,308,972, respectively. The Adviser has contractually agreed for the current fiscal year, to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.25% of average daily net assets for Class A shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.



            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by the Board at its meetings held on May 3-5, 2011.

SMALL/MID CAP GROWTH

            For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of .75% of the first $500 million of the Fund's average daily net assets, .65% of the excess over $500 million of such net assets up to $1 billion and .55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2011, July 31, 2010 and July 31, 2009, the Fund paid the Adviser total management fees of $4,309,140, $3,069,847 and $2,758,743, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, at meetings called for that purpose and held on May 3-5, 2011.

SMALL CAP GROWTH

            For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion of such assets up to $5 billion and 0.60% of the excess over $5 billion of such assets. The advisory fees for the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009 amounted to $4,087,039, $2,979,454 and $2,237,036, respectively.



            Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors at meetings held on May 3-5, 2011.

U.S. STRATEGIC RESEARCH

            Effective as of December 23, 2009, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .75 of 1% of the first $2.5 billion, .65 of 1% of the excess over $2.5 billion up to $5 billion and .60 of 1% of the excess over $5 billion of the Fund's average daily net assets. For the fiscal years ended June 30, 2011 and June 30, 2010, the Adviser received from the Fund advisory fees of $100,089 and $4,967, respectively. The Adviser has contractually agreed for the current fiscal year, to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.35%, 2.05% and 1.05% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. This agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.



            Most recently, continuance of the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 3-5, 2011.

GLOBAL THEMATIC GROWTH FUND

            Effective as of September 7, 2004, the Fund has contractually agreed to pay a quarterly fee to the Adviser equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion; 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.60% of the excess over $5 billion.

            For the fiscal years of the Fund ended July 31, 2011, July 31, 2010 and July 31 2009, the Adviser received from the Fund advisory fees of $9,410,299, $8,625,332 and $6,941,783, respectively.

            Most recently, continuance of the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 3-5, 2011.


INTERNATIONAL GROWTH

            Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009, the Adviser received from the Fund advisory fees of $12,478,215, $14,394,558 and $15,631,601, respectively.
The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.65%, 2.35%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.



            Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 3-5, 2011.

INTERNATIONAL DISCOVERY EQUITY

            Effective as of October 26, 2010, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1% of the first $1 billion, .95 of 1% of the excess over $1 billion up to $2 billion, .90 of 1% of the excess over $2 billion up to $3 billion and .85 of 1% of the excess over $3 billion of the average daily net assets of the Fund. For the fiscal period ended June 30, 2011, the Adviser received from the Fund $55,593. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2013, the end of the current fiscal year. Fees waived and expenses borne by the Adviser are subject to reimbursement until October 26, 2013. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed net fee percentages of 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares.

            The Advisory Agreement continues in effect until October 26, 2012.

GREATER CHINA

            Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the Adviser received from the Fund $458,948, $547,377 and $500,690. The Adviser has contractually agreed for the current fiscal years, to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.



            Most recently, continuance of the Advisory Agreement was approved for another annual term by the Board at their regular meetings held on May 3-5 2011.

ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc. AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies.


Consultant to the Adviser
-------------------------

            With respect to Greater China, AllianceBernstein Hong Kong Limited (formerly New Alliance Asset Management (Asia Limited), a wholly-owned subsidiary of the Adviser), will provide the Adviser with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, AllianceBernstein Hong Kong Limited has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups.

Board of Directors Information
------------------------------

            The Boards are comprised of the same Directors/Trustees ("Directors"). Certain information concerning the Directors is set forth below.


                                                                         PORTFOLIOS          OTHER PUBLIC COMPANY
                                                                         IN FUND             DIRECTORSHIPS
                                             PRINCIPAL                   COMPLEX             HELD
NAME, ADDRESS,*                              OCCUPATION(S)               OVERSEEN            BY TRUSTEE OR
AGE                                          DURING PAST FIVE            BY TRUSTEE          DIRECTOR IN THE PAST
AND (YEAR ELECTED**)                         YEARS OR LONGER             OR DIRECTOR         FIVE YEARS
--------------------                         ----------------            -----------         --------------------
INDEPENDENT DIRECTORS
---------------------

Chairman of the Board
William H. Foulk, Jr., +, +++                Investment Adviser and an         99             None
79                                           Independent Consultant
(1992 - Large Cap Growth, Small/Mid Cap      since prior to 2006.
Growth, Small Cap Growth, Global Thematic    Previously, he was Senior
Growth)                                      Manager of Barrett
(1994 - International Growth)                Associates, Inc., a
(1997 - Greater China)                       registered investment
(1998 - Growth Fund)                         adviser.  He was formerly
(2009 - U.S. Strategic Research)             Deputy Comptroller and
(2010 - International Discovery Equity)      Chief Investment Officer
                                             of the State of New York
                                             and, prior thereto, Chief
                                             Investment Officer of the
                                             New York Bank for Savings.
                                             He has served as a
                                             director or trustee of
                                             various AllianceBernstein
                                             Funds since 1983 and has
                                             been Chairman of the
                                             AllianceBernstein Funds
                                             and of the Independent
                                             Directors Committee of
                                             such Funds since 2003.

John H. Dobkin, +++                          Independent Consultant            99             None
69                                           since prior to 2006.
(1992 - Large Cap Growth, Small/Mid Cap      Formerly, President of
Growth)                                      Save Venice, Inc.
(1994 - Small Cap Growth, International      (preservation
Growth)                                      organization) from
(1999 - Growth Fund)                         2001-2002, Senior Advisor
(2005 - Global Thematic Growth)              from June 1999-June 2000
(2009 - U.S. Strategic Research)             and President of Historic
(2010 - International Discovery Equity,      Hudson Valley (historic
Greater China)                               preservation) from
                                             December 1989-May 1999.
                                             Previously, Director of
                                             the National Academy of
                                             Design. He has served as a
                                             director or trustee of
                                             various AllianceBernstein
                                             Funds since 1992.

Michael J. Downey, +++                       Private Investor since            99             Asia Pacific Fund,
67                                           prior to 2006.  Formerly,                        Inc. and The Merger
(2005 - Growth Fund, Large Cap Growth,       managing partner of                              Fund since prior to
Small/Mid Cap Growth, Small Cap Growth,      Lexington Capital, LLC                           2006 and Prospect
Global Thematic Growth, International        (investment advisory firm)                       Acquisition Corp.
Growth)                                      from December 1997 until                         (financial services)
(2009 - U.S. Strategic Research)             December 2003.  From 1987                        since 2007 until
(2010 - International Discovery Equity,      until 1993, Chairman and                         2009
Greater China)                               CEO of Prudential Mutual
                                             Fund Management, director
                                             of the Prudential Mutual
                                             Funds and member of the
                                             Executive Committee of
                                             Prudential Securities Inc.
                                             He has served as a
                                             director or trustee of the
                                             AllianceBernstein Funds
                                             since 2005.

D. James Guzy, +++                           Chairman of the Board of          99             Cirrus Logic
75                                           PLX Technology                                   Corporation
(1982 - Global Thematic Growth)              (semi-conductors) and of                         (semi-conductors) and
(2005 - Growth Fund, Large Cap               SRC Computers Inc., with                         PLX Technology
Growth, Small/Mid Cap Growth,                which he has been                                (semi-conductors)
Small Cap Growth,                            associated since prior to                        since prior to 2006
International Growth)                        2006.  He was a director                         and Intel Corporation
(2009 - U.S. Strategic Research)             of Intel Corporation                             (semi-conductors)
(2010 - International Discovery Equity,      (semi-conductors) from                           since prior to 2006
Greater China)                               1969 until 2008, and                             until 2008
                                             served as Chairman of the
                                             Finance Committee of such
                                             company for several years
                                             until May 2008. He has
                                             served as a director or
                                             trustee of one or more of
                                             the AllianceBernstein
                                             Funds since 1982.

Nancy P. Jacklin, ++, +++                    Professorial Lecturer at          99             None
63                                           the Johns Hopkins School
(2006 - Growth Fund, Large Cap Growth,       of Advanced International
Small/Mid Cap Growth, Small Cap Growth,      Studies since 2008.
Global Thematic Growth, International        Formerly, U.S. Executive
Growth)                                      Director of the
(2009 - U.S. Strategic Research)             International Monetary
(2010 - International Discovery Equity,      Fund (December 2002-May
Greater China)                               2006); Partner, Clifford
                                             Chance (1992-2002); Sector
                                             Counsel, International
                                             Banking and Finance, and
                                             Associate General Counsel,
                                             Citicorp (1985-1992);
                                             Assistant General Counsel
                                             (International), Federal
                                             Reserve Board of Governors
                                             (1982-1985); and Attorney
                                             Advisor, U.S. Department
                                             of the Treasury
                                             (1973-1982).  Member of
                                             the Bar of the District of
                                             Columbia and of New York;
                                             and member of the Council
                                             on Foreign Relations. She
                                             has served as a director
                                             or trustee of the
                                             AllianceBernstein Funds
                                             since 2006.

Garry L. Moody, +++                          Independent Consultant.           99             None
59                                           Formerly, Partner,
(2008 - Growth Fund, Large Cap Growth,       Deloitte & Touche LLP
Small/Mid Cap Growth, Small Cap Growth,      (1995-2008) where he held
Global Thematic Growth, Greater China,       a number of senior
International Growth, International          positions, including Vice
Discovery Equity)                            Chairman, and U.S. and
(2009 - U.S. Strategic Research)             Global Investment
                                             Management Practice
                                             Managing Partner;
                                             President, Fidelity
                                             Accounting and Custody
                                             Services Company
                                             (1993-1995); and Partner,
                                             Ernst & Young LLP
                                             (1975-1993), where he
                                             served as the National
                                             Director of Mutual Fund
                                             Tax Services. He has
                                             served as a director or
                                             trustee, and as Chairman
                                             of the Audit Committee, of
                                             most of the
                                             AllianceBernstein Funds
                                             since 2008.

Marshall C. Turner, Jr., +++                 Private Investor since            99             Xilinx, Inc.
70                                           prior to 2006. Interim CEO                       (programmable logic
(1992 - Global Thematic Growth)              of MEMC Electronic                               semi-conductors) and
(2005 - Growth Fund, Large Cap Growth,       Materials, Inc.                                  MEMC Electronic
Small/Mid Cap Growth, Small Cap Growth,      (semi-conductor and solar                        Materials, Inc.
International Growth)                        cell substrates) from                            (semi-conductor and
(2009 - U.S. Strategic Research)             November 2008 until March                        solar cell substrates)
(2010 - International Discovery Equity,      2009.  He was Chairman and                       since prior to 2006
Greater China)                               CEO of Dupont Photomasks,
                                             Inc. (components of
                                             semi-conductor
                                             manufacturing), 2003-2005,
                                             and President and CEO,
                                             2005-2006, after the
                                             company was acquired and
                                             renamed Toppan Photomasks,
                                             Inc. He has served as a
                                             director or trustee of one
                                             or more of the
                                             AllianceBernstein Funds
                                             since 1992.

Earl D. Weiner, +++                          Of Counsel, and Partner           99             None
72                                           prior to January 2007, of
(2007 - Growth Fund, Large Cap Growth,       the law firm Sullivan &
Small/Mid Cap Growth, Small Cap Growth,      Cromwell LLP and member of
Global Thematic Growth, International        ABA Federal Regulation of
Growth)                                      Securities Committee Task
(2009 - U.S. Strategic Research)             Force to draft editions of
(2010 - International Discovery Equity,      the Fund Director's
Greater China)                               Guidebook. He has served
                                             as a director or trustee
                                             of the AllianceBernstein
                                             Funds since 2007 and is
                                             Chairman of the Governance
                                             and Nominating Committees
                                             of most of the Funds.
INTERESTED DIRECTOR
-------------------

Robert M. Keith, #, ##                       Senior Vice President of          99             None
51                                           the Adviser and head of
(2010 - Growth Fund, Large Cap Growth,       AllianceBernstein
Small/Mid Cap Growth, Small Cap Growth,      Investments, Inc. ("ABI")
U.S. Strategic Research, Global              since July 2008; Director
Thematic Growth, International               of ABI and President of
Growth, International                        the AllianceBernstein
Discovery Equity, Greater China)             Mutual Funds.  Previously,
                                             he served as Executive
                                             Managing Director of ABI
                                             from December 2006 to June
                                             2008.  Prior to joining
                                             ABI in 2006, Executive
                                             Managing Director of
                                             Bernstein Global Wealth
                                             Management, and prior
                                             thereto, Senior Managing
                                             Director and Global Head
                                             of Client Service and
                                             Sales of the Adviser's
                                             institutional investment
                                             management business since
                                             2004.  Prior thereto,
                                             Managing Director and Head
                                             of North American Client
                                             Service and Sales in the
                                             Adviser's institutional
                                             investment management
                                             business.

---------------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Funds' Directors.
+    Member of the Fair Value Pricing Committee.
++ Member of the Fair Value Pricing Committee for the AllianceBernstein Growth Fund only.
+++ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
#    Mr. Keith became a Director of the Funds as of December 16, 2010.
## Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.
###  The Adviser and ABI are affiliates of the Funds.

            The management of the business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also a Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Each Fund's Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth and Greater China each met twice during the Funds' most recently completed fiscal year. The Audit Committee of International Discovery Equity met once during the Fund's most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth, International Discovery Equity and Greater China each met four times during the Funds' most recently completed fiscal year. The Governance and Nominating Committee of International Discovery Equity met three times during the Fund's most recently completed fiscal year.

            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as an Independent Director or Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth, International Discovery Equity and Greater China did not meet during the Funds' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth, and Greater China each met seven times during the Funds' most recently completed fiscal year. The Independent Directors Committee of International Discovery Equity met six times during the Fund's most recently completed fiscal year.

            The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.




                                                                DOLLAR RANGE
                          DOLLAR RANGE       DOLLAR RANGE       OF EQUITY          DOLLAR RANGE
                          OF EQUITY          OF EQUITY          SECURITIES IN      SECURITIES
                          SECURITIES IN      SECURITIES IN      SMALL/MID CAP      SMALL CAP
                          THE GROWTH         LARGE CAP          GROWTH             GROWTH
                          FUND AS OF         GROWTH AS OF       AS OF              AS OF
                          DECEMBER 31, 2010  DECEMBER 31, 2010  DECEMBER 31, 2010  DECEMBER 31, 2010
                          -----------------  -----------------  -----------------  -----------------
John H. Dobkin                None            Over $100,000     $10,001-$50,000     $10,001-$50,000
Michael J. Downey             None            None              $10,001-$50,000     None
William H. Foulk, Jr.         $1-$10,000      $10,001-$50,000   $10,001-$50,000     $10,001-$50,000
D. James Guzy                 None            None              None                None
Nancy P. Jacklin              None            None              $10,001-$50,000     None
Robert M. Keith               None            None              None                None
Garry L. Moody                None            $1-$10,000        $10,001-$50,000     None
Marshall C. Turner, Jr.       None            None              $50,001-$100,000    None
Earl D. Weiner                None            $1-$10,000        $1-$10,000          None

                                                                                   DOLLAR RANGE
                                                                DOLLAR RANGE       OF EQUITY
                          DOLLAR RANGE       DOLLAR RANGE       OF EQUITY          SECURITIES IN
                          OF EQUITY          OF EQUITY          SECURITIES IN      INTERNATIONAL
                          SECURITIES IN      SECURITIES IN      INTERNATIONAL      DISCOVERY
                          U.S. STRATEGIC     GLOBAL THEMATIC    GROWTH             EQUITY
                          RESEARCH AS OF     GROWTH AS OF       AS OF              AS OF
                          DECEMBER 31, 2010  DECEMBER 31, 2010  DECEMBER 31, 2010  DECEMBER 31, 2010
                          -----------------  -----------------  -----------------  -----------------
John H. Dobkin                 None           $50,001-$100,000  $50,001-$100,000    None
Michael J. Downey              None           $50,001-$100,000  None                None
William H. Foulk, Jr.          None           $10,001-$50,000   $10,001-$50,000     None
D. James Guzy                  None           $50,001-$100,000  None                None
Nancy P. Jacklin               None           None              None                None
Robert M. Keith                None           None              None                None
Garry L. Moody                 None           $10,001-$50,000   None                None
Marshall C. Turner, Jr.        None           $50,001-$100,000  None                None
Earl D. Weiner                 None           None              $10,001-$50,000     None



                                                              AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                                              SECURITIES IN THE
                             DOLLAR RANGE OF EQUITY           ALLIANCEBERNSTEIN
                             SECURITIES IN GREATER            FUND COMPLEX AS OF
                             CHINA AS OF DECEMBER 31, 2010    DECEMBER 31, 2010
                             -----------------------------     -----------------

John H. Dobkin                      None                          Over $100,000
Michael J. Downey                   None                          Over $100,000
William H. Foulk, Jr.               None                          Over $100,000
D. James Guzy                       None                          Over $100,000
Nancy P. Jacklin                    None                          Over $100,000
Robert M. Keith                     None                          None
Garry L. Moody                      $10,001 - $50,000             Over $100,000
Marshall C. Turner, Jr.             None                          Over $100,000
Earl D. Weiner                      None                          Over $100,000


Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS,*                POSITION(S)                PRINCIPAL OCCUPATION
AND AGE                        HELD WITH FUND             DURING PAST FIVE YEARS
----------------              ---------------             ----------------------

All Funds
---------

Robert M. Keith,               President and Chief        See above.
51                             Executive Officer

Philip L. Kirstein,            Senior Vice President and  Senior Vice President
66                             Independent Compliance     and Independent
                               Officer                    Compliance Officer of
                                                          the AllianceBernstein
                                                          Funds, with which he
                                                          has been associated
                                                          since October 2004.
                                                          Prior thereto, he was
                                                          Of Counsel to
                                                          Kirkpatrick &
                                                          Lockhart, LLP from
                                                          October 2003 to
                                                          October 2004, and
                                                          General Counsel of
                                                          Merrill Lynch
                                                          Investment Managers,
                                                          L.P. since prior to
                                                          March 2003.

Emilie D. Wrapp,               Secretary                  Senior Vice President,
55                                                        Assistant General
                                                          Counsel and Assistant
                                                          Secretary of ABI,**
                                                          with which she has
                                                          been associated since
                                                          prior to 2006.

Joseph J. Mantineo,            Treasurer and Chief        Senior Vice President
52                             Financial Officer          of ABIS,** with which
                                                          he has been associated
                                                          since prior to 2006.

Other Officers
--------------

Growth Fund
-----------

Frank V. Caruso,               Vice President             Senior Vice President
55                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

John H. Fogarty,               Vice President             Senior Vice President
41                                                        of the Adviser,**
                                                          since 2006.  Prior
                                                          thereto, he was a
                                                          hedge fund manager at
                                                          Dialectic Capital and
                                                          Vardon Partners since
                                                          prior to 2006.

Komal Misra,                   Vice President             Senior Vice President
44                                                        of the Adviser,** with
                                                          which she has been
                                                          associated since prior
                                                          to 2006.

Amy P. Raskin,                 Vice President             Senior Vice President
40                                                        of the Adviser,** with
                                                          which she has been
                                                          associated since prior
                                                          to 2006.

Douglas M. Wagner,             Vice President             Vice President of the
45                                                        Adviser** since 2006.
                                                          Prior thereto, he was
                                                          Assistant Director of
                                                          Research at FAF
                                                          Advisors since prior
                                                          to 2006.

David J. Wheeler,              Vice President             Vice President of the
45                                                        Adviser** since 2008.
                                                          Prior thereto, he was
                                                          the senior energy
                                                          research analyst at
                                                          Neuberger Berman since
                                                          prior to 2006.

Vadim Zlotnikov,               Vice President             Senior Vice President
49                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

Phyllis J. Clarke,             Controller                 Vice President of
50                                                        ABIS,** with which she
                                                          has been associated
                                                          since prior to 2006.

Large Cap Growth
----------------

Joseph R. Elegante,            Vice President             Senior Vice President
40                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

Jason P. Ley,                  Vice President             Senior Vice President
41                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

David F. Randell,              Vice President             Senior Vice President
47                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since 2007.
                                                          Prior thereto, he was
                                                          a principal and member
                                                          of the Investment
                                                          Committee of GTCR
                                                          Golder Rauner LLC, a
                                                          leading private equity
                                                          firm, since prior to
                                                          2006.

Patrick Scott Wallace,         Vice President             Senior Vice President
47                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

Phyllis J. Clarke,             Controller                 See above.
50

Small/Mid Cap Growth
--------------------

Bruce K. Aronow,               Vice President             Senior Vice President
45                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

N. Kumar Kirpalani,            Vice President             Senior Vice President
57                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

Samantha S. Lau,               Vice President             Senior Vice President
39                                                        of the Adviser,** with
                                                          which she has been
                                                          associated since prior
                                                          to 2006.

Wen-Tse Tseng,                 Vice President             Vice President of the
45                                                        Adviser,** with which
                                                          he has been associated
                                                          since March 2006.
                                                          Prior thereto, he was
                                                          the healthcare-sector
                                                          portfolio manager for
                                                          the small-cap growth
                                                          team at William D.
                                                          Witter since prior to
                                                          2006.

Stephen M. Woetzel,            Controller                 Vice President of
39                                                        ABIS,** with which he
                                                          has been associated
                                                          since prior to 2006.

Small Cap Growth
----------------

Bruce K. Aronow,                Senior Vice President        See above.
45

N. Kumar Kirpalani,             Vice President               See above.
57

Samantha S. Lau,                Vice President               See above.
39

Wen-Tse Tseng,                  Vice President               See above.
45

Phyllis J. Clarke,              Controller                   See above.
50

U.S. Strategic Research
-----------------------

Joseph G. Carson,               Vice President            Senior Vice President
59                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

Amy P. Raskin,                  Vice President            See above.
40

Catherine D. Wood,              Vice President            Senior Vice President
55                                                        of the Adviser,** with
                                                          which she has been
                                                          associated since prior
                                                          to 2006.

Vadim Zlotnikov,                Vice President            See above.
49

Phyllis J. Clarke,              Controller                See above.
50

Global Thematic Growth
----------------------

Joseph G. Carson,               Vice President            See above.
59

Amy P. Raskin,                  Vice President            See above.
40

Catherine D. Wood,              Vice President            See above.
55

Vadim Zlotnikov,                Vice President            See above.
49

Phyllis J. Clarke,              Controller                See above.
50

International Growth
--------------------

Robert Alster,                 Senior Vice President      Senior Vice President
50                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

William A. Johnston,           Vice President             Senior Vice President
50                                                        of AllianceBernstein
                                                          Limited ("ABL")** and
                                                          Vice President of the
                                                          Adviser,** with which
                                                          he has been associated
                                                          since prior to 2006.

Daniel C. Roarty,              Vice President             Senior Vice President
39                                                        of the Adviser** and
                                                          Technology Sector
                                                          Head, with which he
                                                          has been associated
                                                          since May 2011. Prior
                                                          thereto, he was in
                                                          research and portfolio
                                                          management at Nuveen
                                                          Investments since
                                                          prior to 2006.

Tassos M. Stassopoulos,        Vice President             Senior Vice President
43                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since
                                                          November 2007.  Prior
                                                          thereto, he was a
                                                          Managing Director
                                                          since 2005 and a
                                                          senior analyst and
                                                          sector head for Pan
                                                          European Travel and
                                                          Leisure coverage at
                                                          Credit Suisse since
                                                          prior to 2006.

Christopher M. Toub,           Vice President             Senior Vice President
52                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

Phyllis J. Clarke,             Controller                 See above.
50


International Discovery Equity
------------------------------

Liliana C. Dearth,             Vice President             Senior Vice President
42                                                        of the Adviser,** with
                                                          which she has been
                                                          associated since prior
                                                          to 2006.

Phyllis J. Clarke,             Controller                 See above.
50

Greater China
-------------

Richard Chow,                  Vice President             Senior Vice President
40                                                        of AllianceBernstein
                                                          Limited,** and Vice
                                                          President of the
                                                          Adviser,** with which
                                                          he has been associated
                                                          since prior to 2006.

Jean-Francois Van de Walle,    Vice President             Senior Vice President
52                                                        of the Adviser,** with
                                                          which he has been
                                                          associated since prior
                                                          to 2006.

Stephen M. Woetzel,            Controller                 See above.
39


--------
* The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.
** The Adviser, ABI, ABIS, ABL and AllianceBernstein Limited Shanghai are affiliates of the Funds.

            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year ended June 30, 2011 or July 31, 2011, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2010 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director, are set forth below. Neither the Funds nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors. Each of the Directors is a director of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                        Aggregate     Aggregate     Aggregate       Aggregate
                        Compensation  Compensation  Compensation    Compensation
Name of Trustee or      from the      from Large    from Small/     from Small
Director                Growth Fund   Cap Growth    Mid Cap Growth  Cap Growth
-------------------     -----------   ----------    --------------  ------------
John H. Dobkin             $5,709      $5,709         $5,709         $1,278
Michael J. Downey          $5,709      $5,709         $5,709         $1,278
William H. Foulk, Jr.      $9,480      $9,480         $9,480         $2,157
D. James Guzy              $5,709      $5,709         $5,709         $1,278
Nancy P. Jacklin           $5,709      $5,709         $5,709         $1,278
Robert M. Keith*           $    0      $    0         $    0         $    0
Garry L. Moody             $6,445      $6,444         $6,445         $1,445
Marshall C. Turner, Jr.    $5,709      $5,709         $5,709         $1,278
Earl D. Weiner             $6,133      $6,133         $6,133         $1,373


                        Aggregate     Aggregate     Aggregate
                        Compensation  Compensation  Compensation    Aggregate
                        from U.S.     from Global   from            Compensation
Name of Trustee or      Strategic     Thematic      International   from Greater
Director                Research      Growth        Growth          China
-------------------     -----------   ----------    --------------  ------------
John H. Dobkin             $  954      $5,709         $5,709         $2,902
Michael J. Downey          $  954      $5,709         $5,709         $2,930
William H. Foulk, Jr.      $1,521      $9,480         $9,480         $9,480
D. James Guzy              $  954      $5,709         $5,709         $2,902
Nancy P. Jacklin           $  954      $5,709         $5,709         $2,902
Robert M. Keith            $    0      $    0         $    0         $    0
Garry L. Moody             $1,071      $6,444         $6,444         $6,445
Marshall C. Turner, Jr.    $  954      $5,709         $5,709         $2,902
Earl D. Weiner             $1,023      $6,133         $6,133         $3,112


Name of Trustee or           Aggregate Compensation from
Director                     International Discovery Equity
------------------          -------------------------------
John H. Dobkin                         $599
Michael J. Downey                      $599
William H. Foulk, Jr.                  $854
D. James Guzy                          $599
Nancy P. Jacklin                       $599
Robert M. Keith                        $  0
Garry L. Moody                         $664
Marshall C. Turner, Jr.                $599
Earl D. Weiner                         $640


                                           Total Number        Total Number of
                                           of Registered       Investment
                                           Investment          Portfolios n
                                           Companies in the    within the
                                           AllianceBernstein   AllianceBernstein
                       Total               Fund Complex,       Fund Complex,
                       Compensation        including the       including the
                       from the            Fund, as to which   Fund, as to which
                       AllianceBernstein   the Trustee or      the Trustee
                       Fund Complex,       Director is a       or Director
Name of Trustee or     including           Director or         is a Director
Director               the Funds           Trustee             or Trustee
------------------     -----------------   -----------------  ------------------
John H. Dobkin           $236,900                32                  99
Michael J. Downey        $236,900                32                  99
William H. Foulk, Jr.    $482,300                32                  99
D. James Guzy            $236,900                32                  99
Nancy P. Jacklin         $236,900                32                  99
Robert M. Keith          $ -0-                   32                  99
Garry L. Moody           $264,900                32                  99
Marshall C. Turner, Jr.  $236,900                32                  99
Earl D. Weiner           $254,900                32                  99



            As of October 7, 2011, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

GROWTH FUND

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's Investment Advisory Members. Frank V. Caruso, Amy P. Raskin and Vadim Zlotnikov are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)

                  Frank V. Caruso                     None
                  Amy P. Raskin                       None
                  Vadim Zlotnikov               $100,001-$500,000(3)

--------------
(2) The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").
(3) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Zlotnikov, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $100,001-$500,000.

            As of July 31, 2011, employees of the Adviser had approximately $5,714,479 invested in shares of the Fund and approximately $210,169,332 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                    Total
                                                     Number of      Assets of
                     Total                           Registered     Registered
                     Number of     Total Assets      Investment     Investment
                     Registered    of Registered     Companies      Companies
                     Investment    Investment        Managed with   Managed with
                     Companies     Companies         Performance-   Performance-
Portfolio Manager    Managed       Managed           based Fees     based Fees
------------------------------------------------------------------------------
Frank V. Caruso         5          $2,972,000,000       None          None
------------------------------------------------------------------------------
Amy P. Raskin           6          $1,623,000,000       None          None
------------------------------------------------------------------------------
Vadim Zlotnikov        68          $7,192,000,000       None          None
------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                     Number         Total Assets
                     Total                           of Pooled      of Pooled
                     Number        Total Assets      Investment     Investment
                     of Pooled     of Pooled         Vehicles       Vehicles
                     Investment    Investment        Managed with   Managed with
                     Vehicles      Vehicles          Performance-   Performance-
Portfolio Manager    Managed       Managed           based Fees     based Fees
--------------------------------------------------------------------------------
Frank V. Caruso         2          $   10,000,000       None          None
--------------------------------------------------------------------------------
Amy P. Raskin          42          $3,876,000,000       None          None
--------------------------------------------------------------------------------
Vadim Zlotnikov       168          $8,783,000,000         5         $248,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                                   Total Assets
                     Total                         Number of       of Other
                     Number                        Other Accounts  Accounts
                     of Other     Total Assets of  Managed with    Managed with
                     Account      Other Accounts   Performance-    Performance-
Portfolio Manager    Managed      Managed          based Fees      based Fees
--------------------------------------------------------------------------------
Frank V. Caruso        15         $  363,000,000      None            None
--------------------------------------------------------------------------------
Amy P. Raskin         140         $  624,000,000      None            None
--------------------------------------------------------------------------------
Vadim Zlotnikov       233         $7,507,000,000      10          $1,168,000,000
--------------------------------------------------------------------------------

LARGE CAP GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Joseph R. Elegante, Jason P. Ley, David F. Randell and Patrick Scott Wallace are the investment professionals(4) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

---------------
(4) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(5)

                     Joseph R. Elegante                $1-$10,000(6)
                     Jason P. Ley                           None
                     David F. Randell                       None
                     Patrick Scott Wallace                  None

--------------
(5) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.
(6) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Elegante, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.


            As of July 31, 2011, employees of the Adviser had approximately $7,754,463 invested in shares of the Fund and approximately $210,169,332 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total        Total            Registered     Registered
                       Number of    Assets of        Investment     Investment
                       Registered   Registered       Companies      Companies
                       Investment   Investment       Managed with   Managed with
                       Companies    Companies        Performance-   Performance-
Portfolio Manager      Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Joseph R. Elegante         49       4,176,000,000       None           None
--------------------------------------------------------------------------------
Jason P. Ley               49       4,176,000,000       None           None
--------------------------------------------------------------------------------
David F. Randell           49       4,176,000,000       None           None
--------------------------------------------------------------------------------
Patrick Scott Wallace      49       4,176,000,000       None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                                                     of Pooled      of Pooled
                       Total Number   Total Assets   Investment     Investment
                       of Pooled      of Pooled      Vehicles       Vehicles
                       Investment     Investment     Managed with   Managed with
                       Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Joseph R. Elegante         46         507,000,000       None           None
--------------------------------------------------------------------------------
Jason P. Ley               46         507,000,000       None           None
--------------------------------------------------------------------------------
David F. Randell           46         507,000,000       None           None
--------------------------------------------------------------------------------
Patrick Scott Wallace      46         507,000,000       None           None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                    Number        Total Assets
                       Total                        of Other      of Other
                       Number       Total Assets    Accounts      Accounts
                       of Other     of Other        Managed with  Managed with
                       Account      Accounts        Performance-  Performance-
Portfolio Manager      Managed      Managed         based Fees    based Fees
-------------------------------------------------------------------------------
Joseph R. Elegante     31,527       13,309,000,000       1         21,000,000
-------------------------------------------------------------------------------
Jason P. Ley           31,527       13,309,000,000       1         21,000,000
-------------------------------------------------------------------------------
David F. Randell       31,527       13,309,000,000       1         21,000,000
-------------------------------------------------------------------------------
Patrick Scott Wallace  31,527       13,309,000,000       1         21,000,000
-------------------------------------------------------------------------------

SMALL/MID CAP GROWTH
--------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid Cap Growth Investment Team. Bruce
K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals(7) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

-----------------
(7) Investment professionals at the Adviser include portfolio managers and research analysts. Investment Professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(8)

                       Bruce K. Aronow                  None(9)
                       N. Kumar Kirpalani               None(10)
                       Samantha S. Lau                  None
                       Wen-Tse Tseng                    None(11)

-----------------
(8) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.
(9) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Aronow, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $100,001-$500,000.
(10) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Kirpalani, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.
(11) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Tseng, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

            As of July 31, 2011, employees of the Adviser had approximately $5,824,926 invested in shares of the Fund and approximately $210,169,332 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total        Total            Registered     Registered
                       Number of    Assets of        Investment     Investment
                       Registered   Registered       Companies      Companies
                       Investment   Investment       Managed with   Managed with
                       Companies    Companies        Performance-   Performance-
Portfolio Manager      Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow           51       $3,481,000,000        None           None
--------------------------------------------------------------------------------
N. Kumar Kirpalani        48       $2,727,000,000        None           None
--------------------------------------------------------------------------------
Samantha S. Lau           48       $2,727,000,000        None           None
--------------------------------------------------------------------------------
Wen-Tse Tseng             48       $2,727,000,000        None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                       Total                         of Pooled      of Pooled
                       Number       Total Assets     Investment     Investment
                       of Pooled    of Pooled        Vehicles       Vehicles
                       Investment   Investment       Managed with   Managed with
                       Vehicles     Vehicles         Performance-   Performance-
Portfolio Manager      Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow           52       $107,000,000          None           None
--------------------------------------------------------------------------------
N. Kumar Kirpalani        51       $105,000,000          None           None
--------------------------------------------------------------------------------
Samantha S. Lau           51       $105,000,000          None           None
--------------------------------------------------------------------------------
Wen-Tse Tseng             51       $105,000,000          None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                    Number          Total Assets
                       Total                        of Other        of Other
                       Total        Total Assets    Accounts        Accounts
                       of Other     of Other        Managed with    Managed with
                       Account      Accounts        Performance-    Performance-
Portfolio Manager      Managed      Managed         based Fees      based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow           26       $1,590,000,000        3          $333,000,000
--------------------------------------------------------------------------------
N. Kumar Kirpalani        23       $1,456,000,000        3          $333,000,000
--------------------------------------------------------------------------------
Samantha S. Lau           23       $1,456,000,000        3          $333,000,000
--------------------------------------------------------------------------------
Wen-Tse Tseng             23       $1,456,000,000        3          $333,000,000
--------------------------------------------------------------------------------


SMALL CAP GROWTH
-----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals(12) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

------------
(12) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(13)

                      Bruce K. Aronow               None(14)
                      N. Kumar Kirpalani            None(15)
                      Samantha S. Lau               None
                      Wen-Tse Tseng                 None(16)

------------
(13) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.
(14) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Aronow, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $100,001-$500,000.
(15) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Kirpalani, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.
(16) For information presented as of the fiscal year ended July 31, 2011, with respect to Mr. Tseng, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

            As of July 31, 2011, employees of the Adviser had approximately $7,051,299 invested in shares of the Fund and approximately $210,169,332 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total          Total          Registered     Registered
                       Number of      Assets of      Investment     Investment
                       Registered     Registered     Companies      Companies
                       Investment     Investment     Managed with   Managed with
                       Companies      Companies      Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow           51         $4,113,000,000      None           None
--------------------------------------------------------------------------------
N. Kumar Kirpalani        48         $3,359,000,000      None           None
--------------------------------------------------------------------------------
Samantha S. Lau           48         $3,359,000,000      None           None
--------------------------------------------------------------------------------
Wen-Tse Tseng             48         $3,359,000,000      None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                     Number         Total Assets
                                                     of Pooled      of Pooled
                       Total Number   Total Assets   Investment     Investment
                       of Pooled      of Pooled      Vehicles       Vehicles
                       Investment     Investment     Managed with   Managed with
                       Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow           52         $107,000,000        None           None
--------------------------------------------------------------------------------
N. Kumar Kirpalani        51         $105,000,000        None           None
--------------------------------------------------------------------------------
Samantha S. Lau           51         $105,000,000        None           None
--------------------------------------------------------------------------------
Wen-Tse Tseng             51         $105,000,000        None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                      Number        Total Assets
                                                      of Other      of Other
                       Total Number   Total Assets    Accounts      Accounts
                       of Other       of Other        Managed with  Managed with
                       Account        Accounts        Performance-  Performance-
Portfolio Manager      Managed        Managed         based Fees    based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow           26         $1,590,000,000        3        $333,000,000
--------------------------------------------------------------------------------
N. Kumar Kirpalani        23         $1,456,000,000        3        $333,000,000
--------------------------------------------------------------------------------
Samantha S. Lau           23         $1,456,000,000        3        $333,000,000
--------------------------------------------------------------------------------
Wen-Tse Tseng             23         $1,456,000,000        3        $333,000,000
--------------------------------------------------------------------------------


U.S. STRATEGIC RESEARCH
-----------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Strategic Research Investment Team. Joseph
G. Carson, Amy P. Raskin, Catherine D. Wood and Vadim Zlotnikov are the investment professionals(17) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

-------------
(17) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                      Joseph G. Carson           None
                      Amy P. Raskin              None
                      Catherine D. Wood          None
                      Vadim Zlotnikov            None


            As of June 30, 2011, employees of the Adviser had approximately $213,255,467 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                       Total          Total           Registered    Registered
                       Number of      Assets of       Investment    Investment
                       Registered     Registered      Companies     Companies
                       Investment     Investment      Managed with  Managed with
                       Companies      Companies       Performance-  Performance-
Portfolio Manager      Managed        Managed         based Fees    based Fees
------------------------------------------------------------------------------
Joseph G. Carson          5          $1,619,000,000      None          None
------------------------------------------------------------------------------
Amy P. Raskin             5          $1,619,000,000      None          None
------------------------------------------------------------------------------
Catherine D. Wood         7          $2,363,000,000      None          None
------------------------------------------------------------------------------
Vadim Zlotnikov          67          $8,005,000,000      None          None
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                     Number         Total Assets
                                                     of Pooled      of Pooled
                       Total Number   Total Assets   Investment     Investment
                       of Pooled      of Pooled      Vehicles       Vehicles
                       Investment     Investment     Managed with   Managed with
                       Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson         44          $3,957,000,000     None            None
--------------------------------------------------------------------------------
Amy P. Raskin            44          $3,957,000,000     None            None
--------------------------------------------------------------------------------
Catherine D. Wood        44          $3,957,000,000     None            None
--------------------------------------------------------------------------------
Vadim Zlotnikov         170          $9,044,000,000      5          $272,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                    Number         Total Assets
                       Total                        of Other       of Other
                       Number       Total Assets    Accounts       Accounts
                       of Other     of Other        Managed with   Managed with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson        141        $  644,000,000       None           None
--------------------------------------------------------------------------------
Amy P. Raskin           141        $  644,000,000       None           None
--------------------------------------------------------------------------------
Catherine D. Wood       144        $  781,000,000       None           None
--------------------------------------------------------------------------------
Vadim Zlotnikov         247        $8,012,000,000        12       $1,211,000,000
--------------------------------------------------------------------------------

GLOBAL THEMATIC GROWTH
----------------------

      The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Thematic Growth Investment Team. Joseph G. Carson, Amy P. Raskin, Catherine D. Wood and Vadim Zlotnikov are the investment professionals(18) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

-----------------
(18) Investment professionals at the Adviser include portfolio managers and research analysts. Investment Professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(19)

                     Joseph G. Carson                   None
                     Amy P. Raskin                      None
                     Catherine D. Wood             Over $1,000,000
                     Vadim Zlotnikov              $50,001-$100,000


-----------------
(19) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

            As of July 31, 2011, employees of the Adviser had approximately $12,804,758 invested in shares of the Fund and approximately $210,169,332 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                       Total          Total         Registered     Registered
                       Number of      Assets of     Investment     Investment
                       Registered     Registered    Companies      Companies
                       Investment     Investment    Managed with   Managed with
                       Companies      Companies     Performance-   Performance-
Portfolio Manager      Managed        Managed       based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson          5          $418,000,000    None           None
--------------------------------------------------------------------------------
Amy P. Raskin             5          $418,000,000    None           None
--------------------------------------------------------------------------------
Catherine D. Wood         7        $1,418,000,000    None           None
--------------------------------------------------------------------------------
Vadim Zlotnikov          68        $6,624,000,000    None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                    Number         Total Assets
                       Total                        of Pooled      of Pooled
                       Number       Total Assets    Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson         42        $3,876,000,000      None            None
--------------------------------------------------------------------------------
Amy P. Raskin            42        $3,876,000,000      None            None
--------------------------------------------------------------------------------
Catherine D. Wood        42        $3,876,000,000      None            None
--------------------------------------------------------------------------------
Vadim Zlotnikov         168        $8,783,000,000       5          $248,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number          Total Assets
                       Total                       of Other        of Other
                       Number      Total Assets    Accounts        Accounts
                       of Other    of Other        Managed with    Managed with
                       Account     Accounts        Performance-    Performance-
Portfolio Manager      Managed     Managed         based Fees      based Fees
--------------------------------------------------------------------------------
Joseph G. Carson        140       $  624,000,000       None            None
--------------------------------------------------------------------------------
Amy P. Raskin           140       $  624,000,000       None            None
--------------------------------------------------------------------------------
Catherine D. Wood       143       $  758,000,000       None            None
--------------------------------------------------------------------------------
Vadim Zlotnikov         233       $7,507,000,000        10        $1,168,000,000
--------------------------------------------------------------------------------




INTERNATIONAL GROWTH
--------------------

      The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's International Growth sector heads, with oversight by the Adviser's International Growth Investment Advisory Members. Robert Alster, William A. Johnston, Daniel C. Roarty, Tassos Stassopoulos and Christopher M. Toub are the investment professionals(20) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

-------------
(20) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2011 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(21)

                     Robert Alster                         None
                     William A. Johnston                   None
                     Daniel C. Roarty                      None
                     Tassos Stassopoulos                   None
                     Christopher M. Toub              $100,001-$500,000(22)

------------
(21) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.
(22) For information presented as of the fiscal year ended June 30, 2011, with respect to Mr. Toub, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $500,001-$1,000,000.

            As of June 30, 2011, employees of the Adviser had approximately $11,364,080 invested in shares of the Fund and approximately $213,255,407 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                       Total         Total          Registered     Registered
                       Number of     Assets of      Investment     Investment
                       Registered    Registered     Companies      Companies
                       Investment    Investment     Managed with   Managed with
                       Companies     Companies      Performance-   Performance-
Portfolio Manager      Managed       Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Robert Alster             3         $1,681,000,000   None          None
--------------------------------------------------------------------------------
William A. Johnston      57         $7,168,000,000   None          None
--------------------------------------------------------------------------------
Daniel C. Roarty          1         $1,601,000,000   None          None
--------------------------------------------------------------------------------
Tassos Stassopoulos       1         $1,601,000,000   None          None
--------------------------------------------------------------------------------
Christopher M. Toub      59         $7,183,000,000   None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                     Number         Total Assets
                       Total                         of Pooled      of Pooled
                       Number       Total Assets     Investment     Investment
                       of Pooled    of Pooled        Vehicles       Vehicles
                       Investment   Investment       Managed with   Managed with
                       Vehicles     Vehicles         Performance-   Performance-
Portfolio Manager      Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Robert Alster             4        $   53,000,000       None            None
--------------------------------------------------------------------------------
William A. Johnston     126        $5,125,000,000       5           $272,000,000
--------------------------------------------------------------------------------
Daniel C. Roarty          3        $   48,000,000       None            None
--------------------------------------------------------------------------------
Tassos Stassopoulos       3        $   48,000,000       None            None
--------------------------------------------------------------------------------
Christopher M. Toub     133        $5,191,000,000       5           $272,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number          Total Assets
                       Total                       of Other        of Other
                       Number      Total Assets    Accounts        Accounts
                       of Other    of Other        Managed with    Managed with
                       Account     Accounts        Performance-    Performance-
Portfolio Manager      Managed     Managed         based Fees      based Fees
--------------------------------------------------------------------------------
Robert Alster            16       $1,542,000,000         4        $  491,000,000
--------------------------------------------------------------------------------
William A. Johnston     111       $7,882,000,000        16        $1,702,000,000
--------------------------------------------------------------------------------
Daniel C. Roarty          8       $  695,000,000         3        $  480,000,000
--------------------------------------------------------------------------------
Tassos Stassopoulos       8       $  695,000,000         3        $  480,000,000
--------------------------------------------------------------------------------
Christopher M. Toub     117       $7,907,000,000        17        $1,768,000,000
--------------------------------------------------------------------------------


INTERNATIONAL DISCOVERY EQUITY
-------------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by Liliana C. Dearth, a Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2006. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                      Liliana C. Dearth            None

             As of June 30, 2011, employees of the Adviser had approximately $213,255,407 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total          Total          Registered     Registered
                       Number of      Assets of      Investment     Investment
                       Registered     Registered     Companies      Companies
                       Investment     Investment     Managed with   Managed with
                       Companies      Companies      Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Liliana C. Dearth         1          $70,000,000      None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                     Number         Total Assets
                                                     of Pooled      of Pooled
                       Total Number   Total Assets   Investment     Investment
                       of Pooled      of Pooled      Vehicles       Vehicles
                       Investment     Investment     Managed with   Managed with
                       Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager      Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Liliana C. Dearth        None            None           None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                     Number        Total Assets
                                                     of Other      of Other
                       Total Number   Total Assets   Accounts      Accounts
                       of Other       of Other       Managed with  Managed with
                       Account        Accounts       Performance-  Performance-
Portfolio Manager      Managed        Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Liliana C. Dearth        None            None            None        None
--------------------------------------------------------------------------------


GREATER CHINA
--------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Hong Kong/China Investment Team. Richard Chow and Jean-Francois Van de Walle are the investment professionals(23) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

--------------
(23) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2011 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                      Richard Chow                      None
                      Jean-Francois Van de Walle        None

            As of July 31, 2011, employees of the Adviser had approximately $210,169,332 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2011.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                            Total        Total        Registered    Registered
                            Number of    Assets of    Investment    Investment
                            Registered   Registered   Companies     Companies
                            Investment   Investment   Managed with  Managed with
                            Companies    Companies    Performance-  Performance-
Portfolio Manager           Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Richard Chow                  1         $870,000,000     None         None
--------------------------------------------------------------------------------
Jean-Francois Van de Walle    1         $870,000,000     None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                       Number       Total Assets
                            Total                      of Pooled    of Pooled
                            Number      Total Assets   Investment   Investment
                            of Pooled   of Pooled      Vehicles     Vehicles
                            Investment  Investment     Managed with Managed with
                            Vehicles    Vehicles       Performance- Performance-
Portfolio Manager           Managed     Managed        based Fees   based Fees
--------------------------------------------------------------------------------
Richard Chow                   13       $2,560,000,000     1        $23,000,000
--------------------------------------------------------------------------------
Jean-Francois Van de Walle     10       $2,075,000,000     1        $23,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                     Number        Total Assets
                            Total                    of Other      of Other
                            Total     Total Assets   Accounts      Accounts
                            of Other  of Other       Managed with  Managed with
                            Account   Accounts       Performance-  Performance-
Portfolio Manager           Managed   Managed        based Fees    based Fees
-------------------------------------------------------------------------------
Richard Chow                    10    $2,035,000,000        4     $1,565,000,000
-------------------------------------------------------------------------------
Jean-Francois Van de Walle      10    $2,035,000,000        4     $1,565,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Fund holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

            (i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as: the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Adviser's Master Limited Partnership Units. In 2011, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.

            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

            (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.



--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------


Distribution Services Arrangements
----------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, and for all Funds except for Greater China, its Class R shares and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


            In approving the Rule 12b-1 Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Rule 12b-1 Plan will continue in effect with respect to each Fund and each class of shares thereof provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto the ("Qualified Directors") and by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the entire Board at a meeting called for that purpose.

            All material amendments to the Rule 12b-1 Plan will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Rule 12b-1 Plan or Agreement, any party must give the other parties 60 days' written notice except that a Fund may terminate the Rule 12b-1 Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Rule 12b-1 Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


            During the fiscal year ended July 31, 2011 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:


                                            Percentage per
                           Distribution     annum of the       Payments made by
                           services         aggregate average  the Adviser from
                           fees for         daily net assets   its own resources
                           expenditures     attributable to    with respect to
Fund                       payable to ABI   Class A shares     Class A Shares
----                      ---------------  ---------------     --------------
Growth Fund                $1,592,694            .30%               $397,285
Large Cap Growth           $3,131,569            .50%               $441,215
Small/Mid Cap Growth       $1,042,798            .23%               $393,196
Small Cap Growth           $  539,512            .30%               $302,356
Global Thematic Growth     $2,770,850            .30%               $600,237
Greater China              $  102,483            .30%               $168,738
U.S. Strategic Research    $   15,689            .30%               $240,814
International Growth       $2,991,665            .30%               $777,275
International Discovery
Equity                     $      389            .30%               $ 38,195



            For the fiscal year ended July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                                                                        Global
Category of              Growth      Large Cap    Small/    Small Cap   Thematic
Expense                    Fund       Growth      Mid Cap   Growth      Growth
-------------             ------     ---------    -------   ---------   --------

Advertising/
Marketing                       $0          $0          $0        $0          $0

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders        $3,122      $4,055      $1,476      $678      $4,947

Compensation to
Underwriters              $184,163    $175,603     $99,191   $60,542    $231,762

Compensation to
Dealers                 $1,571,007  $3,095,870  $1,135,360  $631,590  $2,762,505

Compensation to Sales
Personnel                   $9,997     $85,131     $80,185   $74,815     $92,006

Interest, Carrying or
Other Financing Charges         $0          $0          $0        $0          $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the travel-
related expenses
incurred by the
marketing personnel
conducting seminars)      $221,690    $212,125    $119,782   $74,243    $279,867

Totals                  $1,989,979  $3,572,784  $1,435,994  $841,868  $3,371,087


                                         U.S.                      International
Category of                 Greater    Strategic    International     Discovery
Expense                      China     Research      Growth            Equity
-----------               ----------   --------     -------------  -------------

Advertising/
Marketing                       $0           $0            $0             $5

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders          $952       $1,441        $4,330        $10,050

Compensation to
Underwriters               $73,096      $93,501      $309,472        $10,623

Compensation to Dealers   $106,095      $30,005    $2,926,268           $180

Compensation to Sales
Personnel                   $2,767      $16,376      $146,180           $529

Interest, Carrying or
Other Financing Charges         $0           $0            $0             $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)       $88,311     $115,180      $382,690        $17,197

Totals                    $271,221     $256,503    $3,768,940        $38,584

            During the fiscal year ended July 31, 2011 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for International Growth with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                               Amounts that may
                                            Percentage per     be used to offset
                           Distribution     annum of the       the distribution
                           services         aggregate average  services fee paid
                           fees for         daily net assets   in future years
                           expenditures     attributable to    with respect to
Fund                       payable to ABI   Class B shares     Class B Shares
----                      ---------------   --------------     --------------
Growth Fund                 $397,773             1.00%              $137,452
Large Cap Growth            $965,299             1.00%              $578,314
Small/Mid Cap Growth        $102,637             1.00%              $ 64,110
Small Cap Growth            $103,573             1.00%              $ 68,267
Global Thematic Growth      $694,574             1.00%              $429,638
Greater China               $91,385              1.00%              $ 64,558
International Growth        $451,473             1.00%              $324,263



            For the fiscal year ended July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                                                         Global
Category of                 Growth     Large Cap    Small/    Small Cap Thematic
Expense                       Fund      Growth      Mid Cap   Growth    Growth
-----------                 ------     ---------    -------   --------- --------
Advertising/
Marketing                          $0         $0          $0        $0        $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders             $397       $150         $18       $10      $120

Compensation to
Underwriters                  $43,590    $10,301      $1,232      $523    $7,650

Compensation to Dealers      $161,357   $360,016     $35,551   $33,824  $245,232

Compensation to Sales
Personnel                      $2,429     $4,091        $275      $331    $2,699

Interest, Carrying or
Other Financing Charges            $0         $0          $0        $0        $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $52,548    $12,427      $1,451      $618    $9,235

Totals                       $260,321   $386,985     $38,527   $35,306  $264,936

Category of                                 International
Expense                  Greater China           Growth
-----------              -------------      -------------

Advertising/
Marketing                          $0                 $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $19                $36

Compensation to
Underwriters                   $2,829             $2,012

Compensation to Dealers       $20,480           $122,149

Compensation to Sales
Personnel                         $58               $515

Interest, Carrying or
Other Financing Charges            $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $3,441             $2,498

Totals                        $26,827           $127,210

            During the fiscal year ended July 31, 2011 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                               Amounts that may
                                            Percentage per     be used to offset
                           Distribution     annum of the       the distribution
                           services         aggregate average  services fee paid
                           fees for         daily net assets   in future years
                           expenditures     attributable to    with respect to
Fund                       payable to ABI   Class C shares     Class C Shares
----                       --------------   --------------     ---------------
Growth Fund                $660,653             1.00%          $72,405
Large Cap Growth           $2,153,640           1.00%          $58,154
Small/Mid Cap Growth       $163,036             1.00%          $90,598
Small Cap Growth           $175,632             1.00%          $33,487
Global Thematic Growth     $1,345,662           1.00%          $95,044
Greater China              $129,740             1.00%          $39,220
U.S. Strategic Research    $5,026               1.00%          $18,038
International Growth       $1,901,320           1.00%          $91,723
International
Discovery Equity           $74                  1.00%          $524

            For the fiscal year ended July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                                                              Small      Global
Category of                 Growth   Large Cap    Small/      Cap       Thematic
Expense                       Fund    Growth      Mid Cap     Growth    Growth
-----------                 ------   ---------    -------     ------    --------

Advertising/
Marketing                       $0          $0         $0         $0          $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders          $183        $292        $84        $23        $297

Compensation to
Underwriters               $27,097     $20,233    $11,844     $4,006     $35,641

Compensation to Dealers   $670,263  $2,159,040   $214,243   $194,906  $1,348,678

Compensation to Sales
Personnel                   $1,520      $7,729    $12,872     $5,320     $12,795

Interest, Carrying or
Other Financing Charges         $0          $0         $0         $0          $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)       $33,995     $24,500    $14,591     $4,864     $43,295

Totals                    $733,058  $2,211,794   $253,634   $209,119  $1,440,706

                                     U.S.                        International
Category of                Greater   Strategic   International   Discovery
Expense                    China     Research    Growth          Equity
-----------                --------  --------    -------------   -------------

Advertising/
Marketing                       $0          $0              $0              $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders          $113         $46            $213              $0

Compensation to
Underwriters               $15,710      $4,871         $20,350            $166

Compensation to Dealers   $133,611     $10,483      $1,940,412            $143

Compensation to Sales
Personnel                     $427      $1,293          $6,839             $40

Interest, Carrying or
Other Financing Charges         $0          $0              $0              $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)       $19,099      $6,371         $25,229            $249

Totals                    $168,960     $23,064      $1,993,043            $598

            During the fiscal year ended July 31, 2011 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                               Amounts that may
                                            Percentage per     be used to offset
                           Distribution     annum of the       the distribution
                           services         aggregate average  services fee paid
                           fees for         daily net assets   in future years
                           expenditures     attributable to    with respect to
Fund                       payable to ABI   Class R shares     Class R Shares
----                       --------------   --------------     ---------------
Growth Fund                $6,604                .50%          $18,843
Large Cap Growth           $31,657               .50%          $39,307
Small/Mid Cap Growth       $16,868               .50%          $12,823
Small Cap Growth           $50,149               .50%          $17,748
Global Thematic Growth     $35,724               .50%          $11,552
U.S. Strategic Research*   $58                   .50%          N/A*
International Growth       $236,977              .50%          $111,100
International Discovery
Equity                     $35                   .50%          $178

*For U.S. Strategic Research, $51 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                                                            Small      Global
Category of               Growth   Large Cap    Small/      Cap       Thematic
Expense                     Fund    Growth      Mid Cap     Growth    Growth
-----------               ------   ---------    -------     ------    --------

Advertising/
Marketing                     $0          $0         $0         $0          $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $54         $97        $34        $14         $15

Compensation to
Underwriters              $7,734     $13,262     $3,552    $10,388      $4,949

Compensation to Dealers   $7,779     $35,267    $19,298    $34,476     $32,172

Compensation to Sales
Personnel                   $471      $6,357     $2,530     $9,318      $3,514

Interest, Carrying or
Other Financing Charges       $0          $0         $0         $0          $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)      $9,409     $15,981     $4,277    $13,701      $6,626

Totals                   $25,447     $70,964    $29,691    $67,897     $47,276

                            U.S.                        International
Category of                 Strategic   International   Discovery
Expense                     Research    Growth          Equity
-----------                 --------    -------------   -------------

Advertising/
Marketing                          $0              $0              $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders               $0            $328               $1

Compensation to
Underwriters                       $0         $34,109              $86

Compensation to Dealers            $7        $255,843               $5

Compensation to Sales
Personnel                          $0         $15,818              $17

Interest, Carrying or
Other Financing Charges            $0              $0               $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)               $0         $41,979             $104

Totals                             $7        $348,077             $213

            During the fiscal year ended July 31, 2011 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth Fund and International Discovery Equity with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                                            Percentage per
                           Distribution     annum of the       Payments made by
                           services         aggregate average  the Adviser from
                           fees for         daily net assets   its own resources
                           expenditures     attributable to    with respect to
Fund                       payable to ABI   Class K shares     Class K Shares
----                       --------------   --------------     ---------------

Growth Fund                $3,425                .25%          $7,377
Large Cap Growth           $111,666              .25%          $48,067
Small/Mid Cap Growth       $15,699               .25%          $49,675
Small Cap Growth           $23,677               .25%          $15,247
Global Thematic Growth     $14,261               .25%          $6,960
U.S. Strategic Research*   $29                   .25%          N/A*
International Growth       $39,445               .25%          $45,448
International Discovery
Equity                     $18                   .25%          $195

* For U.S. Strategic Research, $22 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                                                              Small      Global
Category of                 Growth   Large Cap    Small/      Cap       Thematic
Expense                       Fund    Growth      Mid Cap     Growth    Growth
-----------                 ------   ---------    -------     ------    --------

Advertising/
Marketing                       $0          $0        $0          $0          $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders           $21        $118      $201         $24         $17

Compensation to
Underwriters                $3,017     $15,204   $18,116      $3,630      $2,186

Compensation to Dealers     $4,009    $119,659   $20,265     $25,768     $15,510

Compensation to Sales
Personnel                     $187      $6,303    $5,522      $5,113        $864

Interest, Carrying or
Other Financing Charges         $0          $0        $0          $0          $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)        $3,568     $18,449   $21,270      $4,389      $2,644

Totals                     $10,802    $159,733   $65,374     $38,924     $21,221

                           U.S.                        International
Category of                Strategic   International   Discovery
Expense                    Research    Growth          Equity
-----------                --------    -------------   -------------

Advertising/
Marketing                         $0              $0              $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $0            $163              $1

Compensation to
Underwriters                      $0         $13,835             $86

Compensation to Dealers           $7         $47,037              $5

Compensation to Sales
Personnel                         $0          $6,942             $17

Interest, Carrying or
Other Financing Charges           $0              $0              $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)              $0         $16,916            $104

Totals                            $7         $84,893            $213

            For the fiscal year ended July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity, unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B (except for U.S. Strategic Research and International Discovery Equity), Class C, Class R (except for Greater China, and Class K (except for Greater China) shares of each Fund were as follows:

                                                        Small/           Small
                            Growth      Large Cap       Mid Cap          Cap
Class                         Fund       Growth         Growth           Growth
-----                       ------       ------         ------           ------

Class B                         $0   $178,624,874       $5,881,326  $20,364,784

(% of the net assets of
Class B)                        0%        222.24%           64.00%      226.31%

Class C                         $0    $17,120,218       $2,529,363   $2,389,841

(% of the net assets of
Class C)                        0%          8.14%           11.44%       11.89%

Class R                         $0        $93,039         $221,146     $143,091

(% of the net assets of
Class R)                        0%          1.12%            5.32%        1.06%

Class K                         $0       $206,091         $192,295      $53,617

(% of the net assets of
Class K)                        0%           .51%            3.60%         .50%

                     Global                     U.S.                        International
                     Thematic      Greater      Strategic   International   Discovery
Class                Growth        China        Research    Growth          Equity
-----                ------        -----        --------    -------------   -------------
Class B              $65,047,526   $2,091,903       N/A     $5,669,857        N/A

(% of the net
assets of Class B)       117.26%       28.08%       N/A         14.56%        N/A

Class C               $7,842,757   $1,482,755   $37,357     $3,951,778       $522

(% of the net
assets of Class C)         6.06%       13.19%     2.91%          2.38%      2.09%

Class R                 $166,051          N/A    $1,633       $606,627       $179

(% of the net
assets of Class R)         2.15%          N/A    13.17%          1.43%      1.68%

Class K                  $34,726          N/A    $1,674       $162,092       $197

(% of the net
assets of Class K)          .63%          N/A    13.47%          1.04%      1.84%



Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and for the fiscal year ended June 30, 2011 for U.S. Strategic Research, International Growth and International Discovery Equity, the Fund paid ABIS $1,377,100, $2,495,655, $610,756, $453,251,
$2,246,849, $71,734, $18,024, $1,064,034 and $8,964, respectively, for transfer agency services.

            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge ("CDSC") (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. U.S. Strategic Research and International Discovery Equity do not offer Class B Shares. Greater China does not offer Class R shares, Class K shares or Class I shares.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result and the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

            Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

            Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent.

            Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A shareholders, and the Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the aggregate amounts of underwriting commissions payable with respect to shares of the Growth Fund were $131,297, $145,742 and $141,897, respectively. Of those amounts, ABI retained $6,685, $6,782 and $6,279, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the aggregate amounts of underwriting commissions payable with respect to shares of Large Cap Growth were $350,260, $501,033 and $501,686, respectively. Of those amounts, ABI retained $14,246, $19,347 and $12,576, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the aggregate amounts of underwriting commissions payable with respect to shares of Small/Mid Cap Growth were $326,511, $72,160 and $64,359, respectively. Of those amounts, ABI retained $12,773, $3,277 and $2,465, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $222,677, $88,964 and $84,859, respectively. Of those amounts, ABI retained $7,196, $3,438 and $2,610, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate amount of underwriting commissions payable with respect to shares of U.S. Strategic Research were $16,833 and $820 respectively. Of that amount, ABI retained $1,121 and $721, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the aggregate amounts of underwriting commissions payable with respect to shares of Global Thematic Growth were $469,100, $584,637 and $300,907, respectively. Of those amounts, ABI retained $26,047, $28,251 and $11,751, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.


            During the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009, the aggregate amounts of underwriting commissions payable with respect to shares of International Growth were $281,860, $488,819 and $664,271, respectively. Of those amounts, ABI retained $5,641, $15,559 and $22,006, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended June 30, 2011, the aggregate amount of underwriting commissions payable with respect to shares of International Discovery Equity was $134. Of that amount, ABI retained $8, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, the aggregate amounts of underwriting commissions payable with respect to shares of Greater China were $26,286, $74,694 and $60,678, respectively. Of those amounts, ABI retained $1,530, $3,687 and $3,930, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.

                                     Amounts         Amounts        Amounts
                                     ABI Received    ABI Received   ABI Received
Fiscal Year                          In CDSCs        In CDSCs       In CDSCs
Ended                                From            From           From
July 31/                             Class A         Class B        Class C
June 30      Fund                    Shares          Shares         Shares
-------      ----                    ------------    ------------   ------------

2011         Growth Fund                   $3,138         $28,337        $2,213
2010                                        3,740          32,570         1,688
2009                                        7,449          56,927         3,114

2011         Large Cap Growth             $32,361         $49,713       $16,059
2010                                       21,325          67,177         9,606
2009                                       39,780         114,896         9,744

2011         Small/Mid Cap Growth          $3,716          $2,749        $7,410
2010                                        1,524           3,915         1,501
2009                                        2,076           8,973           848

2011         Small Cap Growth              $3,837          $5,727        $2,319
2010                                        5,660           6,089           917
2009                                        2,947          12,336         1,354

2011         U.S. Strategic Research           $0             N/A            $2
2010                                           55             N/A             0

2011         Global Thematic Growth        $6,057         $41,055       $12,517
2010                                        8,313          53,055         9,910
2009                                        9,260          80,607         4,780

2011         International Growth         $43,775         $34,870        $5,675
2010                                       11,426          76,028        10,095
2009                                       23,638         145,379       130,386

2011         International Discovery
             Equity                            $0             N/A            $0

2011         Greater China                   $100          $9,005          $570
2010                                       10,218          11,507         4,088
2009                                          102          31,127         5,006

            Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------

                                                            Discount or
                                                            Commission
                                              As % of       to Dealers
                                As % of       the           or Agents
                                Net           Public        up to % of
                                Amount        Offering      Offering
Amount of Purchase              Invested      Price         Price
------------------              --------      -----         -----

Up to $100,000...............      4.44%         4.25%      4.00%
$100,000 up to $250,000......      3.36          3.25       3.00
$250,000 up to $500,000......      2.30          2.25       2.00
$500,000 up to $1,000,000*...      1.78          1.75       1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge." A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5, 000, 000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a Commission enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

            Class B Shares. Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                                Contingent Deferred Sales Charge
                                                  for the Fund as a % of Dollar
            Year Since Purchase                     Amount Subject to Charge
            -------------------                     ------------------------

            First                                              4.00%
            Second                                             3.00%
            Third                                              2.00%
            Fourth                                             1.00%
            Fifth and Thereafter                                None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, as amended, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trust granter, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

            Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

            Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

            Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such a plan has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

            Advisor Class Shares. Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),
(iii) and (iv) under "Class A Shares - Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AllianceBernstein Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Real Asset Strategy
  -AllianceBernstein Municipal Bond Inflation Strategy AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio -AllianceBernstein U.S. Strategic Research Portfolio -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein International Focus 40 Portfolio -AllianceBernstein Emerging Markets Multi-Asset Portfolio
AllianceBernstein Core Opportunities Fund, Inc.
AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
  -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  - AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Overlay A Portfolio
  -AllianceBernstein Overlay B Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Aware Overlay A Portfolio -AllianceBernstein Tax-Aware Overlay B Portfolio -AllianceBernstein Tax-Aware Overlay C Portfolio -AllianceBernstein Tax-Aware Overlay N Portfolio -AllianceBernstein Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

                  (i)   the investor's current purchase;

                  (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

                  (iii) the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2011, ABI's additional payments to these firms for distribution services and education support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      Advisor Group, Inc.
      Ameriprise Financial Services
      AXA Advisors
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Commonwealth Financial Network
      Donegal Securities
      Financial Network Investment Company
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley Smith Barney
      Multi-Financial Securities Corporation
      Northwestern Mutual Investment Services
      PrimeVest Financial Services
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      UBS Financial Services
      Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

General
-------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern Time on that day.



            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800)221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.


            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                NET ASSET VALUE

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            The NAV of each Fund is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) a security listed on the Exchange or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the mean of the closing bid and asked prices on that day. If no bid or asked prices are quoted on that day, the security is valued in good faith at fair value by, or in accordance with procedures approved by the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed put or call option is valued at the last sale price. If there has been no sale on the relevant business day, the security is valued at the closing bid price on that day;

            (e) a currency option is valued using third-party pricing models;

            (f) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (g) a security traded in the over-the-counter market, including a security listed on a national securities exchange whose principal market is over-the-counter (as determined by the Adviser) is valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable source(s);

            (h) a right is valued at the last traded price provided by pricing services;

            (i) a warrant is valued at the last traded price provided by pricing services. In instances when a price cannot be obtained through such pricing services warrants will be valued using the last traded price if available or broker bids;

            (j) a U.S. government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (k) a fixed-income security is valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the market value of the security. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (l) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker/dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker/dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (m) bank loans are valued on the basis of bid prices provided by a pricing service;

            (n) forward and spot currency pricing is provided by pricing services;

            (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models; and

            (p) open end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.

            Each Fund values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to their oversight, the Boards have delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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            Dividends paid by the Funds, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
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General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if a Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the Internal Revenue Service (the "IRS") and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            The backup withholding tax rate will be 28% for amounts paid through December 31, 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012.

            Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income." In some cases, a Fund may be able to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss.

            Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256. Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2010 will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                               FUND TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio brokerage could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

            A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.



            The aggregate brokerage commissions paid by the Funds during the three most recent fiscal years or since inception and approximate brokerage commissions allocated to persons or firms supplying research supplies to the Funds or the Adviser and the percentage thereof of each Fund's aggregate brokerage commissions for the most recent fiscal year or since inception are set forth below:

                                                                               % of Fund's
                                                        Aggregate Brokerage    Aggregate Brokerage
                                                        Commissions Allocated  Commissions
                                                        to Persons or Firms    Allocated to Persons
Fiscal Year                             Amount          or the Adviser         or Firms Supplying
Ended                                   of Aggregate    Supplying Research     Research Supplies to
July 31/                                Brokerage       Supplies to the Fund   the Fund or the
June 30       Fund                      Commissions     or the Adviser         Adviser
-------       ----                      -----------     --------------------   --------------------
2011          Growth Fund                 $755,749         $402,299                   53%
2010                                     1,274,029
2009                                     1,614,314

2011          Large Cap Growth          $2,417,817       $1,143,997                   47%
2010                                     2,012,874
2009                                     2,022,610

2011          Small/Mid Cap Growth        $856,824         $446,823                   52%
2010                                       767,975
2009                                     1,275,403

2011          Small Cap Growth          $1,010,126         $497,510                   49%
2010                                       950,989
2009                                       962,380

2011          U.S. Strategic Research      $16,641           $6,491                   39%
2010                                           699

2011          Global Thematic Growth    $3,841,603       $1,629,274                   42%
2010                                     3,205,826
2009                                     3,013,381

2011          International Growth      $3,463,914       $1,389,080                   40%
2010                                     5,164,737
2009                                     5,025,426

2011          International Discovery      $20,098           $6,062                   30%
              Equity

2011          Greater China               $142,362          $50,227                   35%
2010                                       187,103
2009                                       238,584

            A Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The brokerage commissions paid by the Funds to the Affiliated Broker during the three most recent fiscal years and the percent of the Fund's aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions for the most recent fiscal year are set forth below:

                                                                    % of Fund's
                                                                    Aggregate
Fiscal Year                                           % of Fund's   Dollar
Ended                                  Amount         Aggregate     Amount of
July 31/                               of Brokerage   Brokerage     Brokerage
June 30       Fund                     Commissions    Commissions   Transactions
-------       ----                     -----------    -----------   ------------

2011          Growth Fund              $1,318             .17%          .18%
2010                                    4,248
2009                                    9,117

2011          Large Cap Growth           $394             .02%          .03%
2010                                    1,297
2009                                    1,560

2011          Small/Mid Cap Growth     $3,769             .44%          .58%
2010                                        0
2009                                      121

2011          Small Cap Growth         $3,894             .39%          .47%
2010                                        3
2009                                       45

2011          U.S. Strategic Research    $183            1.10%          .58%
2010                                        0

2011          Global Thematic Growth     $811             .02%          .04%
2010                                    3,436
2009                                   11,000


2011          International Growth     $6,252             .18%          .74%
2010                                        0
2009                                        0

2011          International Discovery     $97             .48%         1.36%
              Equity

2011          Greater China              $498             .35%          .78%
2010                                      273
2009                                        0



Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of a Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Fund History and Capital Stock
------------------------------

Growth Fund

            The Fund is a series of The AllianceBernstein Portfolios which is organized as a Massachusetts business trust (the "Trust") under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Fund each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to The "AllianceBernstein Portfolios", and the name of the Fund was changed from "Alliance Growth Fund" to "AllianceBernstein Growth Fund" on March 31, 2003.

            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.


            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Large Cap Growth

            The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004.



Small/Mid Cap Growth



            The Fund was organized as a Maryland corporation in 1979 under the name Chemical Fund, Inc. and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003 and "AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008.

Small Cap Growth

            The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and became a series of "AllianceBernstein Cap Fund, Inc." on September 8, 2004.



U.S. Strategic Research

            The Fund is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation, organized in 2009 under the name "AllianceBernstein U.S. Strategic Research Portfolio".



Global Thematic Growth

            The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004 and changed its name to "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008.


International Growth

            The Fund is a Maryland corporation organized in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003. The name of the Fund became "AllianceBernstein International Growth Fund, Inc." on May 13, 2005.



International Discovery Equity

            The Fund is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation organized in 2010 under the name "AllianceBernstein International Discovery Equity Portfolio".

Greater China

            The Fund is a Maryland corporation organized in 1997 under the name "Alliance Greater China '97 Fund, Inc." The name of the Fund became "AllianceBernstein Greater China '97 Fund, Inc." on March 31, 2003.



All Funds

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional classes of shares within the Fund. If an additional class were established, each share of the class would normally be entitled to one vote for all purposes. Generally, shares of each class would vote together as a single class on matters, such as the election of Directors, that affect each class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Principal Holders
-----------------


            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 7, 2011:

                                                                     Number of
                                                                      Shares         %
      Fund                      Name and Address                     of Class    of Class
      ----                      ----------------                     ---------   --------
Class A
-------

Growth Fund               Citigroup Global Markets
                          House Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY  10001-2402                     958,151      7.19%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                1,061,674      7.97%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484               1,364,389     10.24%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  688,356      5.17%

Large Cap Growth          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of the Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                3,424,636      8.92%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                5,843,536     15.22%

                          National Financial Services LLC
                          For the Exclusive Benefit
                          of Our Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                    2,326,978      6.06%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                3,292,047      8.57%

Small Cap Growth          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 559,227      9.43%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center Plaza II
                          3rd Floor
                          Jersey City, NJ  07311                       501,983      8.47%

                          National Financial Services LLC
                          For the Exclusive Benefit of Our
                          Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                      323,876      5.46%

U.S. Strategic Research   Charles Schwab & Co.
                          For the Exclusive Benefit of
                          Customers
                           Mutual Fund Operations
                          101 Montgomery Street
                          San Francisco, CA  94104-4151                 13,288      7.65%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center Plaza II
                          3rd Floor
                          Jersey City, NJ  07311                         8,708      5.01%

                          National Financial Services LLC
                          For the Exclusive Benefit of Our
                          Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                       29,003     16.70%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ 07303-2052                    37,230     21.44%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                      40,428     23.28%

Global Thematic Growth    First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                  917,597      8.01%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484               1,137,711      9.93%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  721,848      6.30%

                          State Street Corporate TTEE
                          C/F ADP Access
                          1 Lincoln Street
                          Boston, MA  02111-2901                       738,058      6.44%

International Growth      Charles Schwab & Co.
                          For the Exclusive Benefit of
                          Customers
                          Mutual Fund Operations
                          101 Montgomery Street
                          San Francisco, CA  94104-4151              4,496,229      8.46%

                          MLPF&S for the Sole Benefit of its
                          Customer
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484               4,957,706      9.33%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center
                          Plaza II, 3rd Floor
                          Jersey City, NJ  07311                     3,954,896      7.44%

                          National Financial Services LLC
                          Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                    3,726,165      7.01%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                   4,284,434      8.07%

International Discovery   Liliana Dearth & Matthew Dearth
Equity                    JTWROS
                          7 Hilltop Road
                          Bronxville, NY 10708-5118                     19,011     61.15%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                       7,238     23.28%

Greater China             Charles Schwab & Co.
                          For the Exclusive Benefit of
                          Customers
                          Mutual Fund Operations
                          101 Montgomery Street
                          San Francisco, CA  94104-4151                106,783      5.50%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO 63103-2523                   183,756      9.46%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 267,965     13.79%

                          National Financial Services LLC
                          For the Exclusive Benefit
                          of Our Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                      104,038      5.35%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  151,145      7.78%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard 5th Floor
                          Weehawken, NJ 07086-6761                     106,279      5.47%

Class B
-------
Large Cap Growth          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 403,501     12.12%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  215,992      6.49%

Small/Mid Cap Growth      Charles Schwab & Co
                          For the Exclusive Benefit
                          Of customers
                          Mutual Fund Operations
                          101 Montgomery Street
                          San Francisco, CA 94104-4151                  86,462      5.14%

                          First Clearing, LLC
                          Special Custody Acct For The
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO 63103-2523                    89,069      5.30%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 164,448      9.78%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  137,039      8.15%

Small Cap Growth          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                  21,529      7.40%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                   18,645      6.41%

Global Thematic Growth    MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                  82,513     10.43%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                   54,133      6.84%

International Growth      Citigroup Global Markets
                          House Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY  10001-2402                     231,564      9.18%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                  327,960     13.00%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                  422,515     16.75%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  317,302     12.58%

Greater China             Charles Schwab & Co.
                          For the Exclusive Benefit
                          of Customers
                          Mutual Fund Operations
                          101 Montgomery Street
                          San Francisco, CA  94104-4151                 36,670      6.83%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                   88,073     16.41%

                          MLPF&S for the Sole Benefit of Its
                          Customers
                          Attn:  Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                   66,697     12.43%

                          National Financial Services LLC
                          For the Exclusive Benefit Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                       29,811      5.56%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                    4,170     11.96%

Class C
-------

Growth Fund               Citigroup Global Markets
                          House Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY  10001-2402                     239,308      9.79%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                  221,654      9.06%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 522,249     21.35%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center
                          Plaza II, 3rd Floor
                          Jersey City, NJ  07311                       151,481      6.91%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                     189,624      7.75%

Large Cap Growth          Citigroup Global Markets
                          House Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY  10001-2402                     673,867      7.42%

                          First Clearing, LLC
                          Special Custody Account for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                1,045,297     11.51%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484               2,531,802     27.87%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  538,139      5.92%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                     618,446      6.81%

Small/Mid Cap Growth      Citigroup Global Markets House
                          Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY  10001-2402                     259,683      6.37%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                  249,063      6.11%

                          MLPF&S For the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 759,783     18.65%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  277,056      6.80%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Blvd 5th Floor
                          Weehawken NJ 07086-6761                      234,884      5.77%

Small Cap Growth          Citigroup Global Markets
                          House Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, 3rd Floor
                          New York, NY  10001-2402                      60,871      8.90%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                   64,689      9.45%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 168,580     24.63%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center
                          Plaza II, 3rd Floor
                          Jersey City, NJ  07311                        37,518      5.48%

                          National Financial Services LLC
                          For the Exclusive Benefit
                          of Our Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                       34,893      5.10%

U.S. Strategic Research   Citigroup Global Markets
                          House Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, 3rd Floor
                          New York, NY  10001-2402                       8,399      7.21%

                          First Clearing, LLC
                          Special Custody Account for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                    7,426      6.37%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center
                          Plaza II, 3rd Floor
                          Jersey City, NJ 07311                         40,563     34.80%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                   12,746`    10.93%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                      12,120     10.40%

Global Thematic Growth    Citigroup Global Markets
                          House Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY  10001-2402                     226,665     11.90%

                          First Clearing, LLC
                          Special Custody Account for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                  197,392     10.37%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 376,519     19.77%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                  125,346      6.58%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                     106,735      5.61%

International Growth      Citigroup Global Markets House
                          Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY 10001-2402                    1,601,221     15.02%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                  852,934      8.00%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                2,873,190     26.95%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center
                          Plaza II, 3rd Floor
                          Jersey City, NJ  07311                       551,917      5.18%

                          Raymond James
                          Omnibus for Mutual Funds
                          House Acct Firm 92500015
                          Attn: Courtney Waller
                          880 Carillon Parkway
                          St. Petersburg, FL 33716-1102                926,409      8.69%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard, 5th Floor
                          Weehawken, NJ 07086-6761                     766,883      7.19%

International Discovery   AllianceBernstein L.P.
Equity                    Attn: Brent Mather-Seed Acct
                          1 N Lexington Ave
                          White Plains, NY  10601-1721                   1,000     32.75%

                          Frontier Trust Company
                          C/F Hitesh Nigam
                          FBO Saral N. Nigam Roth IRA
                          10598 Vista Road
                          Columbia, MD 21044-4220                          406     13.28%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                    1,340     43.88%

                          M. L. Thrush
                          280 McCracken Road
                          Streetsboro, OH 44241-5730                       308     10.09%

Greater China             First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                   84,250      9.57%

                          MLPF&S for the Sole Benefit of Its
                          Customers
                          Attn:  Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                  191,592     21.75%

                          Morgan Stanley Smith Barney
                          Harborside Financial Center
                          Plaza II, 3rd Floor
                          Jersey City, NJ  07311                        68,697      7.80%

                          National Financial Services LLC
                          For the Exclusive Benefit of Our
                          Customers
                          Attn: Mutual Funds Department
                          200 Liberty Street, 5th Floor
                          One World Financial Center
                          New York, NY 10281-5503                       53,015      6.02%

                          Pershing LLC
                          P.O. Box 2052
                          Jersey City, NJ  07303-2052                   65,454      7.43%

                          UBS WM USA
                          Omni Account M/F
                          Attn: Department Manager
                          1000 Harbor Boulevard 5th Floor
                          Weehawken, NJ 07086-6761                      60,285      6.84%

Advisor Class
-------------

Growth Fund               First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO 63103-2523                    41,828     19.56%

                          Hartford Life Insurance Company
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                      33,877     92.60%

                          PIMS/Prudential Retirement as
                          Nominee for the TTEE/CUST
                          AllianceBernstein L.P.
                          1345 Avenue of the Americas
                          11th Floor
                          New York, NY  10105-0302                      94,753     44.31%

                          Citigroup Global Markets House
                          Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY 10001-2402                       15,519      7.26%

                          MLPF&S for the Sole Benefit of Its
                          Customers
                          Attn:  Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                   24,215     11.32%

Large Cap Growth          CollegeBound Fund
                          CBF-Premier Growth
                          Customized Allocation 529 Plan
                          1345 Avenue of the Americas
                          New York, NY  10105-0302                   1,746,331     13.16%

                          MLPF&S for the Sole Benefit of Its
                          Customers
                          Attn:  Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                1,014,854      7.65%

Small/Mid Cap Growth      CollegeBound Fund
                          CBF-Small/Mid-Cap Growth
                          Customized Portfolio 529 Plan
                          1345 Avenue of the Americas
                          New York, NY  10105-0302                   4,851,374     27.50%

                          NFS LLC FEBO
                          Huntington National Bank
                          7 Easton Oval #EA4E70
                          Columbus, OH 43219-6010                    1,411,352      8.00%

Small Cap Growth          Citigroup Global Markets
                          109801250
                          333 West 34th Street, Floor 3
                          New York, NY 10001-2402                    1,275,167     68.37%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO 63103-2523                   196,380     10.53%

                          MLPF&S for the Sole Benefit of Its
                          Customers
                          Attn:  Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                  134,802      7.23%


U.S. Strategic Research   AllianceBernstein L.P.
                          Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1721               1,628,742     81.65%

Global Thematic Growth    Citigroup Global Markets
                          109801250
                          333 West 34th Street, Floor 3
                          New York, NY  10001-2402                     134,871      9.82%

                          CollegeBound Fund
                          CBF-Global Thematic Growth
                          Customized Allocation
                          1345 Avenue of the Americas
                          New York, NY  10105-0302                     227,934     16.59%

                          First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO 63103-2523                   179,266     13.05%

                          MLPF&S for the Sole Benefit of Its
                          Customers
                          Attn:  Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                  269,084     19.59%

                          PIMS/Prudential Retirement
                          As Nominee for the TTEE/CUST Pl 007
                          AllianceBernstein L.P.
                          1345 Avenue of the Americas
                          11th Floor
                          New York, NY  10105-0302                     170,103     12.38%

International Growth      Citigroup Global Markets House
                          Account
                          Attn: Cindy Tempesta
                          333 West 34th Street, Floor 3
                          New York, NY 10001-2402                    1,178,813      9.99%

                          Charles Schwab & Co.
                          For the Exclusive Benefit of
                          Customers
                          Mutual Fund Operations
                          101 Montgomery Street
                          San Francisco, CA  94104-4151                712,426      6.04%

                          Massmutual Financial Group Cust FBO
                          Massachusetts Mutual Insurance
                          Company
                          1295 State Street, #C105
                          Springfield, MA  01111-0001                1,732,256     14.69%

                          FIIOC FBO Plains Exploration and
                          Production Company 401(k) Plan
                          100 Magellan Way (KWIC)
                          Covington, KY 41015-1987                     626,086      5.31%

                          First Clearing, LLC
                          Special Custody Acct For The
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                1,767,089     14.98%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                1,584,707     13.43%

                          Taynik & Co. 401K Plan
                          c/o State Street Bank
                          200 Clarendon Street
                          Boston, MA 02116-5021                      1,079,271      9.15%

International Discovery   Sanford Bernstein & Co., LLC
Equity                    One North Lexington Avenue
                          White Plains, NY 10601-1785                   91,997     89.82%

Greater China             First Clearing, LLC
                          Special Custody Acct for the
                          Exclusive Benefit of Customer
                          2801 Market Street
                          Saint Louis, MO  63103-2523                   35,767     12.46%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                   28,992     10.10%

                          Pershing LLC
                          PO Box 2052
                          Jersey City, NJ  07303-2052                   18,087      6.30%

                          Sanford Bernstein & Co., LLC
                          One North Lexington Avenue
                          White Plains, NY 10601-1785                   32,990     11.49%

                          Sanford Bernstein & Co., LLC
                          One North Lexington Avenue
                          White Plains, NY 10601-1785                   32,990     11.49%

Class R
-------
Growth Fund               Hartford Life Insurance Company
                          Separate Account 401
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                      33,877      92.6%

Large Cap Growth          Frontier Trust Co FBO
                          Jack H Olender & Associates PC 209314
                          P.O. Box 10758
                          Fargo, ND 58106-0758                          31,986      9.22%

                          Stacy Hughes FBO
                          COPAC Inc 401K Plan
                          805 S. Wheatley Street, Suite 600
                          Ridgeland, MS 39157-5005                      19,096      5.51%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                   30,431      8.78%

Small/Mid Cap Growth      American United Life Cust
                          FBO AUL American Group
                          Retirement Annuity
                          One American Square
                          P.O. Box 1995
                          Indianapolis, IN  46206-9102                  31,948      6.07%

                          American United Life Cust FBO
                          American United Trust
                          One American Square
                          P.O. Box 1995
                          Indianapolis, IN  46206-9102                 108,268     20.56%

                          BPPR As Trustee FBO
                          Tome & Ubinas Radio Oncology Center
                          Retirement Plan
                          Popular Street Building
                          153 Ponce De Leon Avenue, 8th floor
                          San Juan, PR  00917                           31,036      5.89%

                          Hartford Securities Distribution
                          Company INC/PRG
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                     190,781     36.24%

                          Shapiro Lifschitz & Schram TTEES FB
                          Shapiro Lifschitz & Schram 401K PSP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO 80111-5002              59,547     11.31%

Small Cap Growth          American United Life Cust
                          FBO American United Trust
                          One American Square
                          P.O. Box 1995
                          Indianapolis, IN  46206-9102                  25,621      6.38%

                          Counsel Trust DBA MATC FBO
                          Independent Pipe & Supply Corp
                          401 K Plan
                          1251 Waterfront Pl, Suite 525
                          Pittsburgh, PA  15222-4228                    27,542      6.86%

                          ING
                          Enhanced K-Choice
                          Trustee: Reliance Trust Company
                          400 Atrium Drive
                          Somerset NJ 08873-4162                        21,366      5.32%

                          State Street Corporation TTEE
                          C/F ADP Access
                          1 Lincoln Street
                          Boston, MA  02111-2901                       114,623     28.54%

U.S. Strategic Research   AllianceBernstein L.P.
                          Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1721                   1,000       100%

Global Thematic Growth    Hartford Securities Distribution
                          Company INC/PRG
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT 06104-2999                       24,900     21.61%

                          ING
                          Enhanced K-Choice
                          Trustee: Reliance Trust Company
                          400 Atrium Drive
                          Somerset, NJ  08873-4162                       6,415      5.57%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                    8,406      7.30%

                          State Street Corporation TTEE
                          C/F ADP Access
                          1 Lincoln Street
                          Boston, MA 02111-2901                         26,013     22.58%

                          State Street Bank & Trust
                          FBO ADP/MSDW Alliance
                          Attn: Ralph Campbell
                          105 Rosemont Road
                          Westwood, MA 02090-2318                        6,038      5.24%

International Growth      Hartford Life Insurance Company
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                     630,658     25.13%

                          Hartford Securities Distribution
                          Company Inc/PRG
                          Attn: UIT Operations
                          P.O. Box 2999
                          Hartford, CT  06104-2999                     235,733      9.39%

                          ING
                          Enhanced K-Choice
                          Trustee: Reliance Trust Company
                          400 Atrium Drive
                          Somerset, NJ  08873-4162                     141,112      5.62%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                  192,599      7.67%

International Discovery   AllianceBernstein L.P.
Equity                    Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1712                   1,000     99.98%

CLASS K
-------

Growth Fund               Orchard Trust Company, LLC TTEE
                          Aaronson Dickerson Cohn & Lanzonie
                          APC 401K PSP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002              1,847      7.04%

                          Orchard Trust Company, LLC TTEE FBO
                          The Office Furniture Warehouse
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002              2,035      7.75%

                          Orchard Trust Company, LLC TTEE FBO
                          Wright Ginsberg Brusilow PC
                          401K PSP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002              1,772      6.75%

                          Orchard Trust Company, LLC TTEE FBO
                          Sucherman-Insalaco LLP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002              7,567     28.82%

                          Paper Source Inc.
                          401K & Profit Sharing Plan
                          C/F Bill Saracco
                          410 N. Milwaukee Avenue
                          Chicago, IL 60654-5515                         3,826     14.57%

                          Joseph R. Burlin 401(K) Profit
                          Sharing Plan
                          1805 North Carolina St., Ste. 405
                          Stockton, CA  95204                            3,340     12.72%

                          Luciano Prida & Company PA
                          401K Plan
                          1106 N. Franklin Street
                          Tampa, FL 33602-3841                           1,999      7.61%

Large Cap Growth          Kauff McClain & McGuire 401K
                          950 3rd Avenue, Floor 15
                          New York, NY  10022-2729                      92,471      6.02%

                          Orchard Trust Company, LLC TTEE FBO
                          Fragomen Del Ray Bernsen & Loewy LLP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002            107,732      7.01%

Small/Mid Cap Growth      Nationwide Trust Company FSB
                          C/O IPO Portfolio Accounting
                          P.O. Box 182029
                          Columbus, OH  43218-2029                      96,645     14.01%

                          Orchard Trust Company, LLC TTEE FBO IAI
                          North America 401(k) Plan
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             38,899      5.64%

                          Orchard Trust Company, LLC TTEE
                          FBO CPR PLCC 401K
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             52,713      7.64%

                          Orchard Trust Company, LLC TTEE
                          FBO Orthopedic Spine & Sports
                          Medicine Associates PA PSP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             35,583      5.16%

                          Orchard Trust Company, LLC TTEE
                          FBO New York Athletic Club
                          401K Saving Plan
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             56,764      8.23%

                          Orchard Trust Company, LLC TTEE
                          FBO Wright Ginsberg Brusilow PC
                          401K PSP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             51,526      7.47%

Small Cap Growth          Capital Bank & Trust Company TTEE F
                          Collins Electrical Co Inc 401K PSP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             17,959      6.70%

                          Orchard Trust Company, LLC TTEE
                          FBO Fragomen Del Ray Bernsen & Loewy LLP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             62,649     23.36%

U.S. Strategic Research   AllianceBernstein L.P.
                          Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1721                   1,000    100.00%

Global Thematic Growth    Orchard Trust Company, LLC TTEE FBO
                          Perelson Weiner
                          401(K) Plan & Trust
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO 80111-5002               4,747      6.22%

                          Orchard Trust Company, LLC TTEE FBO
                          Fragomen Del Ray Bernsen & Loewy
                          LLP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             18,470     24.20%

                          Stanley Creations Inc PSP
                          1414 Willow Avenue
                          Melrose Park, PA  19027-3197                   9,533     12.49%

International Growth      Capital Bank & Trust TTEE F
                          Baker Newman & Noyes LLC
                          401K PSP
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002             46,308      5.54%

                          Nationwide Trust Company FSB
                          c/o IPO Portfolio Accounting
                          P.O. Box 182029
                          Columbus, OH  43218-2029                     242,534     28.99%

                          NFS LLC FEBO
                          State Street Bank Trust Co.
                          TTEE Various Retirement Plans
                          440 Mamaroneck Avenue
                          Harrison, NY 10528-2418                       75,635      9.04%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL 32246-6484                   88,913     10.63%

                          Wilmington Trust Co. Custodian FBO
                          Littleton Regional Hosp Tax Shelter
                          c/o Mutual Funds
                          P.O. Box 8880
                          Wilmington, DE  19899-8880                    64,308      7.69%

International Discovery   AllianceBernstein L.P.
Equity                    Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1712                   1,000     99.98%

Class I
-------

Growth Fund               AllianceBernstein L.P.
                          Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1712                     304     99.48%

Large Cap Growth          NFS LLC FEBO
                          State Street Bank Trust Co
                          TTEE Various Retirement Plans
                          440 Mamaroneck Avenue
                          Harrison, NY  10528-2418                     595,277     44.84%

                          Orchard Trust Company, LLC TTEE Cust
                          George Little Mgmt LLC 401k PSP
                          8515 East Orchard Road 2T2
                          Greenwood Village, CO  80111-5002            115,167      8.68%

                          Orchard Trust Company, LLC TTEE Cust
                          Webcor Builders 401K PSP
                          P.O. Box 85484
                          San Diego, CA 92186-5484                      78,813      5.94%

                          PIMS/Prudential Retirement as Nominee
                          for the TTEE/CUST PL 007
                          AllianceBernstein L.P.
                          1345 Avenue of the Americas
                          11th Floor
                          New York, NY  10105-0302                     212,650     16.02%

                          Wilmington Trust RISC TTEE FBO
                          Maxxam Inc Pension Plan
                          P.O. Box 52129
                          Phoenix, AZ  85072-2129                      157,235     11.84%

Small/Mid Cap Growth      Orchard Trust Company, LLC TTEE CUST
                          Webcor Builders 401K PSP
                          P.O. Box 85484
                          San Diego, CA  92186-5484                    208,096     22.17%

                          Sanford Bernstein & Co., LLC
                          1 North Lexington Avenue
                          White Plains, NY  10601-1785                 574,955     61.24%

                          Sanford Bernstein & Co., LLC
                          1 North Lexington Avenue
                          White Plains, NY  10601-1785                 128,918     13.73%

Small Cap Growth          CollegeBound Fund
                          CBF-Small Cap Growth
                          529 Plan
                          1345 Avenue of the Americas
                          New York, NY 10105-0302                      350,700      6.69%

                          FIIOC as Agent for Certain Employee
                          Benefit Plans
                          100 Magellan Way (KWIC)
                          Covington, KY  41015-1987                  1,753,670     33.45%

                          Mercer Trust Company TTEE FBO
                          CCE Matched Employee Savings
                          And Investment Plan
                          Attn: DC Plan Admin MS N-2-G
                          1 Investors Way
                          Norwood, MA 02062-1599                       983,764     18.77%

                          MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer Lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                 983,751     18.77%

                          PIMS/Prudential Retirement
                          As Nominee for the TTEE/CUST
                          PL 008
                          Greenville Hospital System Reti
                          701 Grove Road
                          Greenville, SC  29605-5611                   519,149      9.90%

U.S. Strategic Research   AllianceBernstein L.P.
                          Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1712                   1,000       100%

Global Thematic Growth    MLPF&S for the Sole Benefit of its
                          Customers
                          Attn: Fund Admin
                          4800 Deer lake Drive East
                          2nd Floor
                          Jacksonville, FL  32246-6484                  19,699      9.29%

                          PIMS/Prudential Retirement as
                          Nominee for the TTEE/CUST
                          Pl 005
                          Robert Wood Johnson Hospital
                          181 Somerset Street, Suite 1
                          New Brunswick, NJ  08901-2061                 34,697     16.36%

                          Sanford Bernstein & Co., LLC
                          1 North Lexington Avenue
                          White Plains, NY  10601-1712                  38,304     18.06%

                          Sanford Bernstein & Co., LLC
                          1 North Lexington Avenue
                          White Plains, NY  10601-1712                 116,910     55.13%

International Growth      APS Foundation Inc.
                          400 North 5th Street
                          Phoenix, AZ  85004-3902                      170,176      8.61%

                          Sanford Bernstein & Co., LLC
                          One North Lexington Avenue
                          White Plains, NY  10601-1712                 369,598     18.70%

                          Sanford Bernstein & Co., LLC
                          One North Lexington Avenue
                          White Plains, NY  10601-1712                 642,339     32.50%

                          Wells Fargo Bank NA FBO
                          Good Sam Hosp PP
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533                   201,737     10.21%

                          Wells Fargo Bank NA Custodian
                          FBO Penn St Milton
                          S Hershey Med Cn
                          c/o Fascore LLC
                          8515 East Orchard Road #2T2
                          Greenwood Village, CO  80111-5002            406,109     20.55%

International Discovery   AllianceBernstein L.P.
Equity                    Attn: Brent Mather-Seed Acct
                          1 North Lexington Avenue
                          White Plains, NY  10601-1712                 745,000    100.00%

Custodian and Accounting Agent
------------------------------

            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02111 acts as the custodian for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth and International Discovery Equity, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

            Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, will act as the custodian for the assets of Greater China and International Growth but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect, wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, NY.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.


Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2011 for U.S. Strategic Research, International Discovery Equity and International Growth and July 31, 2011 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C., or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of each of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China for the fiscal year ended July 31, 2011 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the SEC on October 7, 2011. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

The financial statements of each of International Discovery Equity for the fiscal period ended June 30, 2011, U.S. Strategic Research and International Growth for the fiscal year ended June 30, 2011 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the SEC on September 2, 2011. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                       ADDITIONAL INFORMATION CONCERNING
                          CHINA, HONG KONG AND TAIWAN

--------------------------------------------------------------------------------

            The information in this Appendix is based on material obtained by Greater China from various governmental and other sources, which is believed to be accurate but all of which has not been independently verified by Greater China or the Adviser. Many of the indicated numbers, including percentage information, are, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

CHINA
-----

            With a population of 1.3 billion according to year-end 2007 official estimates, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics
--------------------

            China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In the 20th century, China's political system moved from its first republic (1911-1949) to a one-party communist state, after a civil war that ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend, as described below, toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government
----------

            China is officially designated as a "people's republic," defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which as of year-end 2007 had
74.2 million members, or approximately 5% of the total population. The highest ranking legislative body in the state hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level people's congresses held every five years. The NPC, which meets in plenary session once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. Historically, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies; however, in recent years, the NPC and its Central Committee have taken a more active role. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

            The CCP structure parallels the governmental structure and often the two systems overlap, with little distinction between government and party positions. The CCP is governed by a 198-member Central Committee, elected by the National Congress, which is held every five years. The 17th National Congress convened on October 15, 2007. The Central Committee normally convenes twice a year. When the Central Committee is not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 24 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of nine members, including Hu Jintao, who holds the positions of President, Party General Secretary and Chairman of the Central Military Commission, and Wen Jiabao, the Premier of the State Council. The current leadership of China represents the fourth generation of leadership since the People's Republic of China was founded in 1949.

Economy
-------

            China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Twelfth Five-Year Plan (2011-2015), which establishes official economic targets through the year 2015 and continues the policy themes of its previous Five-Year Plans, which have been focused on rebalancing the economy towards private sector consumption, with an increased emphasis on improving rural incomes and social welfare. In the Eleventh Five-Year Plan (2006-2010), China sought to achieve a 7.5% average annual GDP growth rate. In actuality, the average annual GDP growth rate during this period was 11.2% (12.7% in 2006, 14.2% in 2007, 9.6% in 2008,
9.2% in 2009 and 10.3% in 2010). In the Twelfth Five-Year Plan (2011-2015), the targeted average annual growth rate is 7%. In the first quarter of 2011, China's real GDP growth rate rose to 9.7%, year-on-year. China's real GDP is forecast to grow by 9.0% in 2011 and by 8.7% in 2012.

            Until recently, China's economy was dominated by state-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses by the late 1990s, a major economic challenge for China has been to reform inefficient SOEs without creating an unacceptable level of unemployment. The government's approach has been to close or merge some SOEs, reduce government ownership by selling shares on domestic and international stock markets, and allowing SOEs to shed redundant labor. The number of industrial SOEs dropped from 53,489 in 2000 to 20,510 in 2009, but profits increased from approximately RMB2408.33 billion in 2000 to an estimated RMB9287.03 billion in 2009. The massive lay-offs that occurred between 1998 and 2004 (more than 30 million employees) have subsided, but unemployment remains a problem. The official unemployment rate stood at 4.2% at the end of June 2010, but the official unemployment rate captures only urban workers who have registered as unemployed. China has been trying to establish a national "social public pension fund" and to reform its social security system to compensate for the loss of SOEs, which historically have provided not only employment, but social benefits as well. China has also attempted to establish a health insurance system. Progress in education has been more successful; a system to provide free tuition for all children in compulsory education was extended nationally in 2007. Another problem that has faced China is the widening income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior.

            After decades of double digit inflation, by the late 1990s, China was in a deflationary period. Over the past several years, China has experienced low inflation, with the consumer price index increasing by 1.6% and 2.8% at year-end 2005 and 2006, respectively. At year-end 2007, the consumer price index stood at 6.6%. While inflation was still on the rise in the first quarter of 2008 (8.1%), thereafter it began to fall and by July 2009 it was -1.8%. The fall in the consumer price index was attributed to a fall in food prices, as well as a fall in demand, which led companies to cut prices in order to sell unsold goods. The consumer price index rose to 3.8% by year-end 2010. In March 2011, the consumer price index rose to 5.4%, year-on-year, compared with 4.9% in February 2011, and is expected to average 5.0% in 2011.

            The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. Although the largest companies are still state-owned, in 2009, companies that were state-owned, collectively owned, and jointly-owned accounted for only 11.29% of gross industrial output value, compared to 18.33% for privately owned enterprises.

            Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. During 2002, foreign direct investment rose by 12.5% to US$52.7 billion, not only surpassing the US$50 billion threshold for the first time, but also overtaking the United States to become the largest recipient of foreign investment in the world. During 2010, foreign direct investment rose to a record US$105.7 billion, a 17.4% over 2009. In April 2010, the State Council issued new foreign direct investment regulations, which identified which sectors are to be encouraged for foreign direct investment (including technology and energy efficiency sectors) and which are to be discouraged (including polluting industries). The regulations also established a review board to monitor foreign investment activity. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor.

            Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. One of China's largest projects has been the construction of the Three Gorges Dam, the biggest single generating facility in the world. Hydro-power accounted for 7.7% of electricity generated in China in 2003, which has been doubled by the construction of the Three Gorges Dam, which became fully operational in October 2008 at an estimated cost of US$30 billion. Electricity consumption is expected to grow by over 4% per year through 2030. China is also increasing its nuclear power production capacity, which accounted for 2.3% of electricity generated in 2008. It is projected by the government that by 2020, nuclear power will account for 5% of all power output.

            The large-scale burning of coal, which provided 70% of the energy produced in China in 2008, and the rapid rate of economic growth experienced by China in recent years have taken their toll on the environment. Air pollution and the loss of water resources are serious problems. In 1999, only 33% of 338 cities for which data was available met China's own residential ambient air quality criteria. A recent World Health Organization report on air quality in 272 cities worldwide concluded that seven of the world's ten most polluted cities were in China. The government has addressed environmental concerns by establishing the State Environmental Protection Administration, which was recently upgraded to a ministry-level agency, and increasing investment in environmental projects. China is committed to shifting the balance of electricity production from fossil fuels. China has set goals of reducing carbon intensity by 40-45% from 2005 levels by 2020, and increasing non-fossil energy sources to 15% by 2020 (up from 7.8% in 2010). China has participated in a program of bilateral environmental cooperation with the United States since the 1990s and is a member of a regional partnership committed to reducing pollution. China is also a participant in climate change talks and multilateral environmental negotiations. In 2009, China led the world in clean energy investment, with US$34.% billion, second only to the United States.

            Other infrastructure projects include road building, low cost housing, rural power and urban facilities projects. As of early 2008, there were 16 high-speed rail projects under construction in an effort to expand China's high-speed rail network. One of these projects was a 1,318-kilometer line, the world's longest high-speed railway, which opened to the public on June 30, 2011 at a cost of US$32 billion and was to have halved the travel time between Beijing and Shanghai to 5 hours. The maximum speed on this line was to have been 380 kilometers per hour (kph) (approximately 236 miles per hour (mph)), but the maximum speed was reduced to 300 kph (approximately 186 mph) before it opened. Subsequently, in the aftermath of a high profile high-speed railway accident in Wenzhou that killed 40 persons in July 2011, other railway construction projects were suspended and maximum speeds on all operating lines were reduced. China is also planning to reform its state-run railway system by separating ownership and management. The railways are expected to be partially privatized and open to foreign investment. By 2010, China had a network of 74,000 kilometers (approximately 46,000 miles) of expressways, compared to 54,000 in 2007. This is 1,600 kilometers (approximately 1,000 miles) less than that of the U.S. highway system. In 2009, there were 70 million passenger vehicles in China, compared to 12 million in 2002. Port facilities and air transport have also improved over recent years.


            China's foreign trade has more than quadrupled since 2000, from US$474.3 billion to an estimated US$2908.6 billion in 2010. Currently, China is the world's second-largest trading nation after the United States, having surpassed Germany in 2010. In 2007, China's exports were valued at US$1220.0 billion and its imports at US$904.6 billion, leaving a surplus of US$315.4 billion. In 2008, China's exports were valued at US$1434.6 billion and its imports at US$1073.9 billion, leaving a surplus of US$360.7 billion. In 2009, China's exports were valued at an estimated US$1203.8 billion and its imports at an estimated US$954.3 billion, leaving an estimated surplus of US$249.5 billion. In 2010, China's exports were valued at US$1581.4 billion and its imports at US$1327.2 billion, leaving a surplus of US$254.2 billion.

            Following more than ten years of negotiation, China was formally admitted to the World Trade Organization ("WTO") on December 1, 2001, effective January 1, 2002. China's admission to the WTO signalled the transformation of China's semi-closed economic system, an ongoing process that requires China to undertake a series of difficult economic reforms. While there had been longstanding efforts to reform China's domestic economy, China's accession to the WTO added impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement. Although there have been complaints about the progress of China's compliance with these commitments, since 2002 China has enacted or revised 1,000 laws or regulations to ensure that its legal system complies with WTO rules. Further, China has met, or in some cases exceeded, all of the market-opening requirements mandated by the WTO. In addition to the restructuring of China's economy, membership in the WTO has provided China with access to its key export markets and has increased foreign investment.

Banking and Finance
-------------------

            Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. China's commercial banking sector has long been dominated by the "Big Four" state-owned banks -- the Bank of China, the China Construction Bank, the Agricultural Bank of China and the Industrial and Commercial Bank of China -- accounting for approximately 53% of total banking assets at year-end 2007. Since 2005, all four have listed their shares publicly, the most recent being the Agricultural Bank of China in August 2010.

            As a state owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the government has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. The result was a build-up of bad loans in the banking sector. In 1998, the government injected US$32 billion in the "Big Four" in an effort to bolster their balance sheets. In 2002, the government announced that bad loans accounted for approximately 25% of all loans. The level of bad loans for all of China's commercial banks as of the end of 2010 was reported by the government to be 1.14% of all loans.

            China has taken other measures to reduce the amount of non-performing loans in the banking system, including allowing Chinese banks to list abroad. In October 2005, China Construction Bank became the first of China's state-owned banks to list overseas, raising US$8 billion from foreign investors for 12% of its shares, then China's largest ever initial public offering. In May 2006, Bank of China raised US$9.7 billion in an initial public offering. In October 2006, the Industrial & Commercial Bank of China Ltd., China's largest bank, became the world's largest ever initial public offering, raising US$21.9 billion. In September 2007, China Construction Bank raised US$7.7 billion in an initial public offering, the largest mainland China public offering to date. In August 2010, the Agricultural Bank of China surpassed the Industrial & Commercial Bank of China Ltd. by becoming the world's then largest initial public offering, raising over US$22 billion.

            In April 2003, a new regulatory body, the China Banking Regulatory Commission ("CBRC") was established to take over the bank regulatory functions of the PBC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China's banks to deal with financial risk.

            China reported a budget deficit of RMB166 billion (US$21.3 billion), or .8% of GDP, in 2006. In 2007, China reported a budget surplus of RMB174 billion (US$23.9 billion), or .7% of GDP. In 2008, China reported a budget deficit of RMB111 billion (US$16.3 billion), or .4% of GDP. In 2009, China's budget deficit reached an estimated 2.8% of GDP, largely the result of a large stimulus package announced in November 2008 (RMB4 trillion (US$586 billion), equivalent to approximately 14% of China's 2008 GDP). In 2010, China's budget deficit reached an estimated 2.5% of GDP. Actual deficit numbers may be much larger than those officially reported, however, as non-performing loans to SOEs are not reflected in the official numbers. Nevertheless, China's external payment position is believed by observers to be sound as China boasts the world's largest foreign exchange reserves. China's foreign exchange reserves reached US$2875.9 billion as of December 31, 2010.

            Deposits at all of China's financial institutions at the end of December 2010 increased by 16.3% and lending was up 19.9%, year-on-year. The M2 (broad money supply) grew 17.8%, 28.4% and 18.9%, year-on-year, at year-end 2008, 2009 and 2010, respectively, while the M1 (narrow money supply) increased 9.0% 33.2% and 20.4% for the same periods. The monetary unit of China is the Renminbi, and the rate of exchange has averaged 7.95 RMB per U.S. dollar since 1995. During 2010, the exchange rate averaged 6.77 RMB per U.S. dollar.

            In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE"), engage in mutual adjustment of their foreign exchange surpluses and shortfalls. Renminbi are not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, Greater China, as a FIE, has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center. In August 2007, the SAFE approved a pilot program for direct foreign portfolio investment by domestic individuals.

            Since 1994, trading of Renminbi and foreign currencies has been conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the Renminbi against the U.S. dollar by January 1994. Since then, however, the Renminbi has remained relatively stable against the dollar. Late in 2005, the government implemented several reforms designed to develop domestic markets for currency and interest derivatives. In addition, early in 2006 the government permitted over-the-counter Renminbi trading. These and other measures to improve the infrastructure of the foreign exchange trading system have helped to facilitate a faster rate of appreciation of the Renminbi.

Securities Markets
------------------

            China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges"), which developed out of securities exchanges set up to trade state treasury bonds. Trading on the Exchanges has been very volatile and prone to wide fluctuations since their inception, although measures have been taken during the last several years to stabilize the market. Both Exchanges have issued new rules pertaining to listed companies. Among other things, the rules give the Exchanges the right to suspend trading if a company reports a loss for two consecutive years, a company's NAV falls below par value, or if there is any unusual and potential misleading trading.

            In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty. Also, China's Eleventh Five-Year Plan (2006-2010) emphasized regulation of the capital markets and includes proposals to establish an investigative department to target criminal activities in the securities market. In April 2001, the China Securities Regulatory Commission (the "CSRC") announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC has also adopted a series of measures to promote the protection of investors' interests and the development of the securities market, including a market oriented public offering review and approval system, more rigorous corporate governance initiatives for listed companies, reforms of domestic accounting standards and information disclosure to enhance market transparency, and investor education programs. In addition, the CSRC has enhanced its information exchange and regulatory cooperation with overseas regulatory authorities. As of April 2011, the CSRC had signed 50 bilateral memoranda of understanding ("MOUs") with regulatory authorities from 46 jurisdictions, including Hong Kong and the United States.

            The Exchanges allow for the trading of only two types of shares: "A" shares, which may only be held and traded in Renminbi by mainland Chinese investors; and "B" shares, until recently, open only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. In February 2001, the CSRC announced that domestic investors would be permitted to invest in the hard currency "B" shares. While Chinese investors were already responsible for about 80% of "B" share transactions, using regulatory loopholes, the new policy was designed to boost confidence in the market and has been viewed as a precursor to unifying the "A" share and "B" share markets. As of year-end 2009, there were 1,718 companies listed on the Exchanges (including A-share and B-share companies), compared to 1,625 at year-end 2008 and 1,550 at year-end 2007. From a base of near US$0 in 1990, China's total stock market capitalization grew to RMB24.39 trillion, accounting for about 72.7% of China's GDP, in 2009, compared to RMB12.13 trillion (or 40% of China's GDP) in 2008 and RMB32.71 trillion (or 133% of China's GDP) in 2007. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares and, as noted above, Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as "H" shares, and permitted certain companies to list on other foreign exchanges. As of year-end 2009, 159 domestic companies had been listed in overseas markets, raising US$113.55 billion. Of the 159 companies, 116 were listed on the Hong Kong Exchange main board (including ten cross-listed in New York, four in London, and one in New York and London), 40 on the Hong Kong Exchange Growth Enterprise Market and three in Singapore. As of year-end 2009, a total of 62 H-share companies had also listed A-shares on the Chinese mainland. Traditionally, "H" shares have been unavailable to individual mainland Chinese investors. On August 20, 2007, the CSRC announced plans to open up the "H" share market to domestic investors. See "--Hong Kong--Securities Markets" for additional information on "H" shares.

            In December 2002, China launched the Qualified Foreign Institutional Investor ("QFII") scheme, which opened up China's "A" share market to overseas investors. As of April 2011, China had granted QFII licenses to 103 foreign institutions, with approved investment quotas totaling US$20.7 billion and 13 banks were licensed to provide QFII custody services. The maximum aggregate investment by QFII licensees was raised from US$10 billion to US$30 billion in December 2007 in anticipation of the 18th U.S.-China Joint Commission on Commerce and Trade. In September 2009, the maximum individual QFII quota was increased from US$800 million to US$1 billion.

            The key index for the Shanghai Stock Exchange, the Composite Index of Shanghai, closed at 1820.81, 3,277.14 and 2808.08 at the end of 2008, 2009
and 2010, respectively. The key index of the Shenzhen Stock Exchange, the Composite Index of Shenzhen, closed at 550.30, 1201.34 and 1290.87 at the end of 2008, 2009 and 2010, respectively.

            China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. Record amounts of government bonds have been issued every year for the past ten years. The outstanding balance of China's bond market reached RMB17.78 trillion at the end of 2009, up 17.67% from 2008. Central bank bills, Treasury bonds and bonds issued by policy-oriented banks account for over 90% of the total bond issuance. In recent years, bond products have expanded from Treasury bonds to a variety of fixed income instruments, including commercial paper, financial bonds, corporate bonds, convertible bonds and asset-backed securities. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. The current S&P rating for China's sovereign foreign currency long-term debt is AA-/Stable. The Moody's corresponding rating is Aa3/Positive.

            China also allows commodity futures trading, although the government is wary of the speculation that futures markets can foster. In 1999, the government reduced the number of commodities exchanges from fourteen to three as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded was also sharply reduced, from twenty-five to twelve. By the end of 2009, 23 commodity futures products had been launched. In 2009, turnover reached 2.16 billion lots by volume and RMB130.5 trillion in value, representing a growth of 58.2% and 81.5%, respectively, from 2008. The trading volume of commodity futures in China accounted for 43% of the world total in 2009, making China the largest commodity futures market in the world.

            China's mutual fund industry has grown steadily over the past decade. The first five closed-end funds were launched in 1998 and the first open-end fund was launched in 2001. By the end of 2009, the net assets of China's 557 mutual funds managed by 60 fund management companies totaled RMB2.68 trillion, compared to RMB1.9 trillion at the end of 2008. Currently, China limits foreign ownership of asset management firms to a minority interest. In July 2009, the CSRC launched a website for fund information disclosure.

HONG KONG
---------

            Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 7.1 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics
--------------------

            Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration, which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution, which guarantees the SAR its own legislature, legal and judicial system, and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

Government
----------

            Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the Legco), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the Exco), was appointed by the governor. They advised the governor concerning legislation to be debated in the Legco.

            Hong Kong is now headed by a chief executive, who reports directly to Beijing. The chief executive is appointed for a five-year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. Currently, the chief executive is Donald Tsang, who was selected to finish the second term of Tung Chee-hwa, who resigned in May 2005. Mr. Tsang was re-elected for a five-year term on March 25, 2007. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive. The next chief executive election will be in March 2012.

            On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council ("PLC"), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2008 Legco elections, the Democratic Party won 19 of the 30 seats selected by universal suffrage, up from 18 in the 2004 elections. Pro-Beijing candidates took the other 11, down from 12 in the 2004 elections. The remaining 30 seats in the Legco are elected by functional constituencies. While the Basic Law stipulates that universal suffrage is the "ultimate aim" of constitutional development in Hong Kong, its progress has been dictated by China. Nevertheless, in June 2010, the Legco approved a plan whereby ten additional seats are to be established by the next Legco election (required by law to occur in 2012), all of which are to be elected by universal suffrage. As a result, for the first time, a majority of the seats in the Legco will be popularly elected.

            The Legco is presided over by a president who is elected by the members. The current president is Jasper Tsang.

Economy
-------

            Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile, as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. According to a 2010 survey, Hong Kong hosted the regional headquarters or regional offices of 6,561 overseas, China and Taiwan companies, compared to 6,397 in 2009.

            Hong Kong's real GDP grew by 7.0% in 2006, 6.4% in 2007, 2.2% in 2008, -2.8% in 2009 and 6.8% in 2010. The consumer price index averaged 2.0% in 2006, 2.0% in 2007, 4.3% in 2008, 0.5% in 2009 and 2.4% in 2010. Unemployment
(not seasonally adjusted) averaged 4.8%, 4.0%, 3.6%, 5.4% and 4.3% in 2006, 2007, 2008, 2009 and 2010, respectively. In the first quarter of 2011, GDP grew 7.2% from the previous year, the consumer price index averaged 3.8%, and the unemployment rate dropped to 3.4%.

            With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. China has long been Hong Kong's largest trading partner, accounting for 45% of Hong Kong's total trade value and 53% of its re-export trade in 2010. In 2006, domestic exports fell by 1.1% and re-exports grew by 10.0%. In 2007, domestic exports fell by 18.9% and re-exports grew by 10.8%. In 2008, domestic exports fell by 16.8% and re-exports grew by 6.0%. In 2009, domestic exports fell by 36.4% and re-exports fell by 11.8%. In 2010, domestic exports grew by 20.4% and re-exports grew by 22.8%.

            Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 1.4% in 1998, a record low in growth rate since 1978. Container throughput has rebounded since then, however, experiencing a 4.1% growth rate in 2006, a 2.0% growth rate in 2007, and a 2.1% growth rate in 2008. In 2009, container throughput fell by 14.1%, but in 2010, it experienced a 12.6% growth rate. Despite the growth in container throughput in recent years, however, Hong Kong's preeminence is no longer secure as it faces growing competition from China and elsewhere in Asia, particularly the Port of Singapore, and Shanghai and Shenzhen in China. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the eighth largest in the world, behind China, Japan, Russia, Taiwan, India, South Korea and Brazil. At the end of 2010, Hong Kong's foreign exchange reserves were estimated at US$269 billion.

            On June 29, 2003, Hong Kong and mainland China signed the Close Economic Partnership Arrangement ("CEPA"), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong's economy. The CEPA became operational in January 2004. The CEPA initially qualified 374 classes of goods for zero import tariffs, liberalized access for Hong Kong companies providing 18 classes of commercial services on the mainland, and permitted Hong Kong banks to offer products and services based on the Chinese Renminbi. The CEPA provides a mechanism for further liberalization measures. Accordingly, additional classes of goods and services have become subject to zero tariffs and preferential treatment pursuant to several CEPA extensions, the most recent of which, known as CEPA VI, became effective in May 2009. CEPA VI contains 29 new liberalization measures, covering 20 service sectors, two of which are new (research and development, and rail transportation).

            The government derives a significant portion of its revenue from land sales, which fell from HK$54.8 billion in 1996-1997 to HK$29.5 billion in 2001-2002. Furthermore, Hong Kong has experienced three recessions since 1997, and public spending has increased. As a result, Hong Kong has experienced rising budget deficits. Although Hong Kong's fiscal condition improved between 2004 and 2007, as the result of spending cuts, it fell back into deficit for several years, as the government undertook a number of stimulus measures to address a contracting economy. The government recorded fiscal surpluses equivalent to 0.8% of GDP in fiscal year 2009-2010 and 3.5% of GDP in fiscal year 2010-2011.

            S&P's ratings of Hong Kong's foreign sovereign debt is currently AAA/Stable. Moody's ratings of Hong Kong's foreign sovereign debt is currently Aa1/Positive.

Banking and Finance
-------------------

            Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate, insurance and business services, the financial sector accounted for approximately 26.4% of Hong Kong's GDP in 2009, compared to 16.9% in 1997. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment.

            While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry. Hong Kong had 209 authorized banking institutions (including 146 licensed banks, 21 restricted-license banks, 26 "deposit-taking companies" and 16 approved money brokers) at the end of 2010. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks ("HKAB"), which supervises banking standards. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. Normally Hong Kong interest rates closely follow U.S. rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital.

Securities Markets
------------------

            Foreign investment into Hong Kong is restricted only in a few regulated sectors that are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (SEHK) is completely open to foreign investors with minimal regulations.

            Prior to 2002, the regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") were limited to either a verbal reprimand or an outright ban on trading with little power in between and did not include the power to levy fines. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance that would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which had been a patchwork of ten ordinances written over the preceding 25 years. The primary purpose of the legislation, known as the "Securities and Futures Ordinance 2002," which was enacted on March 13, 2002, is to create a regulatory framework that promotes market confidence, secures appropriate investor protection, reduces market malpractice and financial crime, and facilitates innovation and competition. The major features of the Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies. In the past several years, electronic trading services have been enhanced, a new Investor Compensation Fund has been established, the first real estate investment trust and the first bond index-tracking exchange traded fund have been authorized for listing, and enforcement activity has increased.

            In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 701 listed companies with a market capitalization of HK$4.7 trillion as of December 31, 1999. At the end of 2010, the SEHK was the largest stock market in Asia, outside of the Tokyo Stock Exchange and the Shanghai Stock Exchange, with 1,413 listed companies and a market capitalization of HK$21.1 trillion (including both the Main Board and the Growth Enterprise Market ("GEM")), up almost 20% from a year earlier, and ranked seventh worldwide in terms of market capitalization. The Hang Seng Index, which tracks 43 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index, whose constituent stocks account for 60% of the total market capitalization of the SEHK, rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. On December 31, 2010, the Hang Seng Index closed at 23,035, up 5% from a year earlier.

            Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999, the portfolio was valued at about $27 billion. On October 25, 1999, the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, valued at approximately US$4.3 billion, was at that time the largest Asian initial public offering, excluding Japan, and contributed to the stock market's robust performance in 1999. As of June 30, 2011, the Tracker Fund had assets of approximately HK$56.5 billion.

            The growth of the Hong Kong securities market can be attributed to the absence of restrictions on foreign shares and the influx of mainland China issuers. Listings of China-incorporated companies are known as "H" shares. Chinese state enterprises incorporated in Hong Kong are also listed and these are known as "Red Chips." As of August 31, 2011, there were 164 H-share companies and 103 "Red Chips" listed on the SEHK, accounting for 19% of the total number of listed companies and 55.4% of the total market capitalization of both the Main Board and GEM. The performance of the Hang Seng China Enterprises Index, comprising the "H" shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by December 31, 1998. On December 31, 2010, this index closed at 12,692, down 0.8% from a year earlier. The Hang Seng China-Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, rose 7.28% on June 16, 1997, the first day securities on the index were measured, to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On December 31, 2010, this index closed at 4,170, up 2.7% from a year earlier.

            In November 1999, the SEHK launched the GEM, a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors. By the end of 2010, there were 169 companies listed on the GEM with a total market capitalization of HK$134.7 billion, up 28% from a year earlier.

            While Hong Kong has not needed to issue debt to raise funds, as until recent years it has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By August 2011, the HKMA had HK$654.6 billion of outstanding Exchange Fund bills and notes, up from HK$7.5 billion at the end of 1990. An Exchange Fund debt investment is one that evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes. The Exchange Fund recorded investment losses of HK$81.9 billion in 2008, which represented approximately 5.0% of the fund's total assets. This was the Fund's first loss since 2001. In 2010, the Exchange Fund achieved an investment return of HK$79.4 billion, or 3.6%. Total assets of the Exchange Fund at year-end 2010 were HK$2,345.0 billion.

            The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng Index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the merger became effective on March 6, 2000 and resulted in the SEHK, the HKFE and the Hong Kong Securities Clearing Company Limited becoming wholly-owned subsidiaries of HKEx, a newly formed holding company. The SEHK also has a successful stock options market.

            Since 1994 the HKMA has implemented a number of reforms to Hong Kong's payment and settlement systems. In March 2000, the HKMA launched the new U.S. Dollar clearing system, which enables a wide range of financial transactions in U.S. Dollars to be settled in Hong Kong. Given the extensive holding of U.S. Dollars in Hong Kong and the considerable trade in U.S. Dollar-denominated assets, there has been great demand for a U.S. Dollar clearing system. Furthermore, the new clearing system has provided Hong Kong with an even greater range of opportunities to further develop its markets and bolster its position as an international financial center. At the end of 2010, the system had 81 direct and 143 indirect participants, including 105 indirect participants from outside Hong Kong. On average, the system handled on average more than 12,637 transactions per day in 2010, with a total value of US$10.9 billion per day. In 2004, the HKMA was empowered by the Clearing and Settlement Systems Ordinance (CSSO) to designate and oversee clearing and settlement systems that are material to the monetary or financial stability of Hong Kong, or to the functioning of Hong Kong as an international financial center. The purpose of the CSSO is to promote the general safety and efficiency of the designated systems. In 2010, the HKMA continued with its cooperative effort with other central banks in the oversight of links between payment and settlement systems in Hong Kong and those in other countries, attending or arranging 67 seminars and 260 marketing calls in various cities of Mainland China, Southeast Asia, the Indian Sub-Continent, the Middle East and Europe.

TAIWAN
------

            Taiwan, officially called the Republic of China ("ROC"), is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 23.1 million at the end of 2009, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics
--------------------

            Formerly a province of China, Taiwan became independent from mainland China in 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan and set up a provisional government that was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party ("KMT") was to assume control of mainland China rather than concentrating on Taiwan. This stance became untenable by 1979, when the United States, and successively other countries, changed their diplomatic recognition from Taiwan to mainland China, or the People's Republic of China ("PROC"). The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. In 1996 Taiwan elected its President by direct popular vote for the first time. Opposition parties have been allowed to participate in the political process and currently there are approximately 80 political parties, three of which are considered to be major. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote, although it still held a majority in the legislature, which it retained in the December 1998 election. In the most recent legislative elections (January 2008), the KMT won 51% of the popular vote, securing 81 of the 113 seats in the Legislative Yuan. In the most recent presidential elections (March
2008), the KMT's candidate, Ma Jing-jeou, won the presidency in a landslide victory, giving the KMT a solid majority in the two most important political institutions in Taiwan.

Political Relations with China
------------------------------

            China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China, while only 23 nations maintain formal diplomatic ties with the government of Taiwan. On the other hand, Taiwan has informal ties with most countries and many have established unofficial organizations to conduct commercial and other relations with Taiwan.

            In the late 1990s, China offered to resume political talks with Taiwan and proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC nor the ROC but a new China built together. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan's president, that Cross-Strait talks henceforth would be on a "state-to-state" basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government's sovereign status. While Mr. Lee's remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China's ire toward Taiwan. These include the endorsement by the United States of the One China formula and the displeasure the United States voiced with respect to Mr. Lee's remarks. Furthermore, Chen Shui-bian, who served as Taiwan's President from 2000 to 2008, introduced a new variation of the One China formula - "One China with differing interpretations."

            Since taking office in March 2008 as Taiwan's new President, Ma Ying-jeou has moved quickly to improve relations and economic links with China. In June 2008, China and Taiwan held their first formal round of talks since 1999. While the KMT has historically favored eventual unification with China, under certain conditions, there is considerable political sentiment against it. In November 2008, Mr. Ma signed agreements with representatives of China that established direct flights, shipping links and mail service, which have continued to grow. By November 2010, there were 298 weekly cross-Straits flights in operation. By mid-2009, China and Taiwan were negotiating the terms of a comprehensive economic cooperation agreement. Mr. Ma has also announced that issues of sovereignty would be put off to the future. On June 29, 2010, China and Taiwan entered into the Economic Co-operation Framework Agreement ("ECFA"), which is essentially a wide-ranging trade agreement. The ECFA is viewed by many in Taiwan, particularly by Mr. Ma's political foes, as a loss of sovereignty for Taiwan. On the other hand, opinion polls suggest that the ECFA is viewed by many as the only way for Taiwan to avoid becoming marginalized politically and economically. Mr. Ma has also encouraged people-to-people contact. Among other efforts, he has facilitated a change of law to allow Chinese students to come to Taiwan for graduate and undergraduate studies.

Government
----------

            Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are two significant political parties: the KMT and the Democratic Progressive Party ("DPP"). Taiwan's national level of government consists of the Presidency, the National Assembly, and five governing branches, or Yuans. The President and the Vice President are now directly elected by the people and the offices are currently held by Ma Ying-jeou and Vincent Siew. The legislative arm of the government is the Legislative Yuan, which is currently under the control of the KMT. Prior to 2006, there was also the National Assembly, whose powers and responsibilities were gradually transferred to the Legislative Yuan as Taiwan progressed to a democratic form of government. In addition to the Legislative Yuan, there are four additional Yuans: the Executive Yuan; the Judicial Yuan; the Examination Yuan; and the Control Yuan. Of the five Yuans, only the 225-member Legislative Yuan; Taiwan's highest legislative body, is popularly elected. No less than one-half of the elected members of each party is required to be female. The next elections are scheduled to occur in January 2012 (Legislative Yuan) and March 2012 (Presidential).

Economy
-------

            Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. In 2006, 2007, 2008, 2009 and 2010, Taiwan's real GDP growth rates were 5.4%, 6.0%, 0.7%, -1.9% and 10.9%, respectively. The depth of the recent economic downturn, the result of the global economic downturn in 2008-2009, demonstrates how dependent Taiwan is on external demand. In the first quarter of 2011, Taiwan's real GDP grew 6.16% year-on-year. Taiwan's consumer price index at year-end 2006, 2007, 2008, 2009 and 2010 was 0.6%, 1.8%, 3.5%,
-0.87% and 0.96%, respectively.

            In the late 1980's, Taiwan's manufacturing industries began to relocate their operations overseas, mostly to other countries in southeast Asia. As a consequence, the industrial sector's share of GDP has fallen from a peak of 44.8% in 1986 to 28.96% in 2009. The services sector accounted for 69.20% of Taiwan's GDP in 2009. Taiwan's exports are predominantly manufactured goods. Industrial goods accounted for almost 99% of exports in 2009. Processed agricultural products accounted for most of the balance.

            Foreign trade has been the engine of Taiwan's rapid growth during the past 40 years. The total value of trade increased five-fold in the 1960s, nearly ten-fold in the 1970s, and doubled again in the 1980s. The 1990s saw a more modest, less than two-fold, growth. The composition of Taiwan's exports has changed from agricultural commodities to industrial goods. The electronics sector is Taiwan's most important industrial export sector. Taiwan is the world's largest supplier of computer monitors and is a leading personal computer manufacturer. Imports are dominated by raw materials and capital goods, which account for more than 90% of the total. Most of Taiwan's exports to China are transshipped through Hong Kong, per an agreement allowing Taiwan continued access to China's markets. In 2006, China (including Hong Kong) accounted for 24.3% of Taiwan's exports and 12.3% of its imports, compared to 15.2% and 11.2%, respectively, for the United States. In 2007, China (including Hong Kong) accounted for 40.7% of Taiwan's exports and 13.6% of its imports, compared to 13.0% and 12.1%, respectively, for the United States. In 2008, China (including Hong Kong) accounted for 39.0% of Taiwan's exports and 13.7% of its imports, compared to 12.0% and 10.9%, respectively, for the United States. In 2009, China (including Hong Kong) accounted for 41.1% of Taiwan's exports and 14.7 % of its imports, compared to 11.6% and 10.4%, respectively, for the United States. In 2010, China (including Hong Kong) accounted for 41.7% of Taiwan's exports and 14.9% of its imports, compared to 11.5% and 10.1%, respectively, for the United States. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$387.2 billion on December 31, 2010.

            Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in large government budget deficits in recent years, averaging 4% of GDP between 1990-1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it hit a high of 6.7% in 2001 due to efforts to stimulate the economy through additional public spending and deteriorating revenues, due in part to the President's promise not to raise taxes. A modest budget surplus was recorded in 2007. Since then, Taiwan's fiscal condition has deteriorated, largely due to a NT$149 billion stimulus package adopted to address the effects of the 2008-2009 global economic downturn. In 2009, the government budget deficit was an estimated 2.8% of GDP, which narrowed to an estimated 1.9% in 2010.

Economic Relations with China
-----------------------------

            Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings in the 1990s that Taiwan was becoming overly dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. According to the Ministry of Economic Affairs, government-approved investment in mainland China totaled US$37.7 billion between 1994 and 2004, compared with direct investment in all other countries of US$34.8 billion over the same period. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at US$50 million. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. Restrictions on investment in China, which were based on the concern that China would use Taiwan's investment on the mainland as a lever to force political unification, have had minimal effect because the reasons for investment in China (proximity, lower costs, cultural affinity) are overwhelming. Recognizing this reality, President Chen adopted a different approach and succeeded in relaxing the investment restrictions. President Ma has taken further steps to relax the restrictions on China-bound investment. These include (i) raising the cap on China-bound investment by a Taiwanese business (with net worth of at least NT$5 billion) from 40% to 60% of its net worth (the cap is lower for higher net worth businesses); (ii) relaxing the limits on funds raised domestically or overseas for China-bound investment; and (iii) simplifying the review process for capital flow to China.

            As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the government's policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues to grow. The largest investors in Taiwan are Japan and the United States.

Banking and Finance
-------------------

            Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches, which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan's restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.

            Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, but this drop was minor when compared to that of other Asian currencies. Since 1998, the currency has continued to trade above the NT$30:US$1 level. The exchange rate averaged NT$32.53:US$1 during 2006, NT$32.85:US$1 during 2007, NT$31.52:US$1 during 2008, NT$33.05:US$1 during 2009 and NT$31.64:US$1 during 2010. Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. In 2010, foreign investment in Taiwan reached US$2.5 billion, compared to US$5.4 billion and US$2.8 billion in 2008 and 2009, respectively. Nonetheless, Taiwan has been a net investor abroad. Direct investment abroad between 1996 and 2002 totaled US$34.4 billion, whereas foreign direct investment in Taiwan during that period totaled US$17.8 billion. In 2008, 2009 and 2010, US$10.3 billion, US$5.9 billion and US$11.2 billion, respectively, was invested abroad. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.

            Taiwan's banking sector has been liberalized in recent years, but certain inefficiencies in the system contributed to the deterioration of its health during the second half of the 1990s. By March of 2002, the official non-performing loan ("NPL") ratio had reached 8.8%, compared to 3% at the end of 1995. In June 2001, a package of legislative proposals was approved by the Legislative Yuan that was intended to make the financial sector more efficient. Among other things, these measures permitted the establishment of financial holding companies, eased the restrictions on the scope of insurance company activities, and established a government-run resolution trust fund to close ailing financial institutions and remove deposit insurance restrictions with respect to these institutions. These measures have achieved some success, as the official NPL ratio at the end of March 2005 was 3.2%, according to government data. Private estimates indicate a higher ratio. In July 2005, a new NPL definition was adopted (loans 90 days overdue, instead of 180 days), consistent with international standards, after which the NPL ratio was reported to be 2.8%. By December 2010, the official NPL ratio was 0.61%.

Securities Markets
------------------

            The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the United States, the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile, but in recent years the market has been less erratic. In 2007, the TAIEX closed at 8,506.3, up 8.7% from 2006. In 2008, the TAIEX closed at 4591.2, down 46.0% from 2007. In 2009, the TAIEX closed at 8,188.11, up 78.3% from 2008. In 2010, the TAIEX closed at 8,972.50, up 9.6% from 2009.
The TAIEX is based on most of the component stocks from the TSE's listed companies (729 as of December 31, 2010), and covers all stocks except for preferred stocks, full-delivery stocks, and stocks that have been listed for less than one month. The ROC Over-the-Counter Securities Exchange (now named the TAISDAQ), which is set up similarly to the NASDAQ system in the United States, has grown rapidly since its inception in 1994.

            Since 1983, Taiwan has been in the process of opening up its financial markets to foreign investors. Until early 2001, there were limits on total foreign investment in an exchange listed security. With the exception of certain industries (e.g., telecommunications, power generation, power distribution and mass media companies) there are no longer any limits. After a series of incremental liberalization measures, the Qualified Foreign Institutional Investor ("QFII") system, which established restrictions on foreign portfolio investment in order to prevent rapid flows of capital in and out of Taiwan, was finally abolished in October 2003. The abolishment of the QFII system is intended to attract more foreign investors into Taiwan's securities market and to extend its integration with international markets. Current regulations classify foreign investors into two groups, foreign institutional investors ("FINI") and foreign individual investors ("FIDI"). FINIs are exempted from investment caps and have no quota restrictions. FIDIs continue to be bound by a US$5 million cap. Both FINIs and FIDIs are required to register with the TSE for investment identification. Foreign investors are currently permitted to invest in the following securities: (i) TSE-listed stock, private placements of shares, certificates of entitlement to new shares from convertible bonds, and Taiwan depositary receipts; (ii) beneficiary certificates of securities investment trust funds; (iii) government bonds, financial debentures, corporate bonds, convertible bonds and corporate bonds with warrants; (iv) public placements or private placements of beneficiary certificates issued by trustee companies; (v) warrants; and (vi) other securities approved by regulatory authorities.

            The Taiwanese bond market has been expanding rapidly in recent years. At the end of December 2010, the outstanding amount of Taiwan's bond market was NT$6,618.2 billion, NT$4,334.3 billion of which represented government bonds. The government's first 20-year bond was issued during the 1998-99 fiscal year. On May 28, 1997, the Taiwan Ratings Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. Since then, foreign investors have become increasingly active in the local bond market as rating information has become available for Taiwanese firms issuing corporate debt. This local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government foreign currency, long-term debt at AA-/Stable and Aa3/Stable, respectively.

            Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.

            Taiwan's futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and has demonstrated impressive growth in terms of trading volume, institutional investor participation and overall market scale. TAIFEX currently offers 20 products, including futures and options on major Taiwan stock indices, government bond futures, 30-day commercial paper interest rate futures, equity options and gold futures. Most recently, on January 25, 2010, TAIFEX launched single stock futures. In order to expand the market, TAIFEX has taken steps to facilitate internationalization and to boost foreign participation.

            On July 1, 2004, the Financial Supervisory Commission ("FSC") was established as the umbrella regulator of the banking, securities and insurance industries. The FSC replaces a system of sectoral regulation and is designed to implement the government's determination to exercise more efficient financial supervision and push for a broad range of financial reforms in order to promote Taiwan as a regional financial services center. The FSC has actively sought to raise the international profile of Taiwan's financial markets. It has established representative offices in New York City, its first overseas location, and in London. In addition, the FSC has been an active participant in international organizations and activities. As of September 2011, the FSC had entered into more than 40 MOUs, most recently in August of 2011 with the Hong Kong Monetary Authority.

--------------------------------------------------------------------------------

                                  APPENDIX B:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
            it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                        Exhibit

                         Statement of Policy Regarding
                             Responsible Investment

                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment


1.    Introduction

      AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

      Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

      SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.    Approach to ESG

      Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.    Commitment to the PRI

      In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

      After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

      In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.


      The six Principles are:

            1. We will incorporate ESG issues into investment research and decision-making processes.

            AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

            2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

            AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

            3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

            AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

            4. We will promote acceptance and implementation of the Principles within the investment industry.

            AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

            5. We will work together to enhance our effectiveness in implementing the Principles.

            AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

            6. We will report on our activities and progress towards implementing the Principles.

            AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.    RI Committee

      Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

      The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the Proxy Voting Committee for Bernstein.

      If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

       Erin Bigley: SVP-Fixed Income, New York
       Alex Chaloff: SVP-Private Client, Los Angeles
       Steve Cheetham: SVP-Value, London
       James Crawford: SVP-Value, Australia
       Kathy Fisher: SVP-Private Client, New York
       Linda Giuliano: SVP-Equities, New York
       David Lesser: VP-Legal, New York
       Jason Ley: SVP-Growth, Chicago
       Mark Manley: SVP-Legal, New York
       Takuji Oya: VP-Growth, Japan
       John Phillips: SVP-Value, New York
       Guy Prochilo: SVP-Institutional Investments, New York
       Liz Smith: SVP-Institutional Investments, New York
       Chris Toub: SVP-Equities, New York
       Willem Van Gijzen: VP-Institutional Investments, Netherlands


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